September 29, 2017

Mr. Michael Schmidt
Avis Budget Car Rental, LLC
6 Sylvan Way
Parsippany, NJ 07054

Dear Mr. Schmidt:

This letter sets forth the agreement (“Agreement”) between Avis Budget Car Rental, LLC (“ABG”) and General Motors LLC (“GM”) regarding ABG’s purchase of 2018 Model Year GM vehicles from authorized GM dealers under i) the 2018 Model Year Daily Rental VN9 Purchase Program (“The Repurchase Program”), ii) the 2018 MY National Fleet VX7 Risk Purchase Program (“The Risk Program”), and iii) other incentive programs available to ABG and for which it qualifies as outlined below.

The terms and conditions of this Agreement are as follows:

1.	2018 MY Daily Rental VN9 Purchase Program (“The Repurchase Program”).

(a)	Quantity, Mix and Minimum Equipment. GM will make 2018 Model Year vehicles available to ABG, and ABG agrees to purchase such vehicles from authorized GM dealers as follows:

i.
Repurchase Unit Volume: ABG agrees to purchase and, upon tendering vehicles for repurchase, GM is obliged to repurchase the models and quantities shown in Attachment 3 (Volume Commitments and Incentives by Program) in the first column of the 2018 MY Total Volume Summary table titled “VN9 Repurchase Units” (the “Repurchase Unit Volume”). Provided, however, that GM’s obligation to repurchase is subject to the terms of Attachment 1B (Turn In Standards and Procedures). Vehicles purchased under the VN9 Purchase Program may hereafter be referred to as “Repurchase Units”.

ii.
Purchase Orders: Purchase orders for Repurchase Units must be entered into VOMS by an authorized GM dealer no later than February 2, 2018. Once GM schedules the units for production, GM shall be obliged to produce and deliver the ordered vehicles in accordance with such purchase orders. Any vehicle not produced and delivered by GM in accordance with such purchase orders shall, for purposes of meeting the Repurchase Unit Volume indicated in Attachment 3, be considered a vehicle purchased by ABG despite GM’s failure to produce or deliver the vehicle. Such exception to the Repurchase Unit Volume shall not be

GM Global Headquarters at the Renaissance Center- Detroit, MI 48265-1000
2018 MY Rental Agreement

considered a breach of the Agreement by ABG or GM and shall in no way cause loss of incentives or any other benefits granted to ABG under this Agreement.

iii.
Dealer: ABG further agrees that ABG’s purchase of the Repurchase Unit Volume shall be facilitated by authorized GM dealers (“Dealer”). Such Dealer will submit purchase orders on ABG’s behalf. ABG shall make payment for any vehicles purchased hereunder to Dealer at the price negotiated between ABG and the Dealer. Upon payment by ABG to Dealer, ABG shall have fulfilled its payment obligations under this Agreement.

iv.	Minimum Equipment: All Repurchase Units will be delivered with the minimum equipment detailed in Attachment 1A (2018MY Vehicle Minimum Equipment Guide).

v.
Depreciation Rates: ABG’s depreciation rates for purchasing Repurchase Units are the guaranteed depreciation rates described in Attachment 1D and the opportunity to reclassify Repurchase Units to Risk Units is subject to the terms and conditions of Attachment 1R and the applicable portions of Attachment 1D.

vi.
Delivery: Vehicles shall be delivered in accordance with the schedule in Attachment 3A. Vehicles will be delivered to the dropship locations indicated in each purchase order. Dealer shall perform PDI upon delivery to such dropship locations.

vii.
Holding Period: The In Service Date shall be the later of the following: the Expiration In Transit Date as shown on the vehicle invoice plus five (5) days, or the date on which ABG received the physical vehicle at the drop ship location if the vehicle is delivered more than 10 days past the Expiration In Transit Date plus five (5) days (the “In Service Date”) indicated on the delivery receipt. The In Service Period and depreciation accruals shall begin on the In Service Date. Repurchase Units shall depreciate in accordance with the rates indicated in Attachment 1D. The In Service Period and depreciation accruals shall end on the Out Of Service Date which shall be the date on which the vehicle is returned to an approved turn back location, a list of which is identified in Attachment 1B. The period occurring between the In Service Date and the Out Of Service Date shall be considered the Holding Period. ABG is required to hold each Repurchase Unit for a minimum of 180 days (the “Minimum Holding Period”) and a maximum of the earlier of 365 days (the “Maximum Holding Period”). After the Maximum Holding Period, ABG shall be unable to return the vehicle to a turnback location for repurchase without the express consent of GM.

viii.
Repurchase: ABG is entitled to offer each Repurchase Unit to GM for repurchase. GM is obliged to repurchase, subject to the terms of Attachment 1B (Turn In Standards and Procedures), any such offered vehicle that is eligible for repurchase. To offer vehicles for repurchase, ABG must return eligible vehicles to any turnback location. ABG shall have a maximum of three (3) business days from the date the vehicle arrives at the turnback location to send title to GM at an address as indicated by GM. In consideration of any Repurchase Unit offered for repurchase, GM shall pay to ABG the Repurchase Price to be calculated as follows:

The price ABG paid to Dealer for the vehicle

•	[(Monthly Depreciation X 12) / 365] X the number of days in the Holding Period

•	Mileage penalties as defined in Attachment 1D

•	Damage deductions as indicated on the condition report
(the “Repurchase Price”).

After the return of the vehicle to the turn back location, GM or its subcontractor will perform an inspection and execute a Vehicle Condition Report, which GM shall provide to ABG. As set forth in Attachment 1P2, the Repurchase Price shall be paid to ABG within ninety eight (98) business days or 128 business days for Hawaiian vehicles (Due to the extended transportation time) of GM acceptance as indicated on the GM Vehicle Condition Report and Acceptance Receipt.

(b)	GM Purchase Obligations. GM has two purchase programs available for vehicles sold to daily rental companies under the Daily Repurchase Program.

i.
The first is a tiered system described in the 2018 MY Daily Rental VN9 Repurchase Program. See Attachment 1P2 (2018 MY Daily Rental VN9 Purchase Program Guidelines) for additional details. As of the commencement of this Agreement, ABG has elected not to take advantage of the tiered system in the 2018 MY Daily Rental VN9 Purchase Program. Note: This fact is reflected in Attachment 3 (Volume Commitments by Program), as there are no quantities listed in the VN9 Tier Units column under the heading “Repurchase VN9 Volume by Program.”

ii.
The second GM purchase program is the 2018 MY YT1 Flat Rate Program. ABG has elected to participate in this program. Of the vehicles that ABG is obligated to purchase under the VN9 Daily Rental Purchase Program, GM will purchase the quantities and models set forth in Attachment 3 in the YT1 Flat Units column under the heading "Repurchase VN9 Volume by Program." GM or a GM subsidiary/affiliate will purchase eligible 2018 Model Year vehicles tendered by ABG that qualify for purchase under the terms and conditions of GM’s 2018 MY YT1 Flat Rate Program as described in Attachment 1B (Daily Rental Acquisition Program Turn-In Standards and Procedures) and in Attachment 1D (2018 MY YT1 Short Term Flat Rate Program).

(c) General Terms and Conditions. The remaining general terms and conditions of the 2018 MY Daily Rental VN9 Purchase Program are set forth in Attachment 1P2 (2018 MY Daily Rental VN9 Purchase Program Guidelines). Note: All Vehicles purchased from authorized GM dealers under the 2018 MY Daily Rental VN9 Purchase Program must be ordered with [REDACTED] and must have “VN9” (Purchase Identifier) and “BQ2” (ABG Customer Code) on the order(s).

2.	2018 MY National Fleet VX7 Risk Purchase Program.

(a)	Quantity, Mix and Minimum Equipment. GM will make 2018 Model Year vehicles available to ABG, and ABG agrees to purchase such vehicles from authorized GM dealers as follows:

i.
Risk Unit Volume: ABG agrees to purchase under the National Fleet VX7 Risk Purchase Program the models and quantities shown in Attachment 2A, 2018 MY National Fleet VX7 Risk Purchase Program (the “Risk Program”). See also the “VX7 Risk Units” in the second column of the 2018 MY Total Volume Summary table in Attachment 3 (Volume Commitments by Program) (the “Risk Unit Volume”). Vehicles purchased under the VX7 Risk Purchase Program may hereinafter be referred to as “Risk Units”.

ii.	Dealer: ABG further agrees to purchase the Risk Units from authorized GM dealers who shall act in the same capacity and subject to the same procedure as indicated in Section 1 (a) (iii) above.

iii.	Minimum Equipment: All Risk Units will be ordered and delivered with the minimum equipment as detailed in Attachment 2A (2018 MY National Fleet VX7 Risk Purchase Program).

iv.
Holding Period: The In Service Date shall have the same definition for Risk Units as it does for Repurchase Units as defined in Section 1(a)(vii) above. Risk Units must be held for at least 180 days from the In Service Date.

(b)	GM Purchase Obligations. GM has no repurchase obligations with respect to any vehicle purchased by ABG pursuant to the 2018 MY National Fleet VX7 Risk

Purchase Program. ABG agrees to purchase those vehicles at its own risk and ABG may remarket those vehicles as it deems fit in its sole discretion.

(c)
GM Obligation to Pay Risk Incentive. So long as ABG (i) purchases from authorized GM dealers the requisite number of vehicles in a mix and with equipment levels as detailed in Attachment 2A, and (ii) is in compliance with all other provisions of this Agreement and has held the vehicle for the at least 180 days, GM will pay the Risk Incentive(s) on the National Fleet VX7 Risk Purchase Program vehicles as listed in Attachment 2A (the “Risk Incentives”). These Risk Incentive(s) will be in addition to any other incentives under the 2018 MY National Fleet VX7 Risk Purchase Program, but will be in lieu of any and all other available retail sales and fleet incentives.

(d)	Payment Terms. See Attachment 4 (2018 Model Year GM Rental Incentive Payment Terms and Calculator) for applicable terms and conditions regarding GM’s payment of the Risk Incentives to ABG.

(e) General Terms and Conditions. The general terms and conditions of the 2018 MY National Fleet VX7 Risk Purchase Program are set forth in Attachment 2 (2018 MY Risk VX7 – National Fleet Risk Purchase Program). Note: Vehicles purchased from authorized GM dealers under the 2018 MY National Fleet VX7 Risk Purchase Program must be ordered with [REDACTED] and must have “VX7” (Risk Identifier) and “BQ2” (ABG Customer Code) on the order(s).

3.	2018 MY YT3 Demo Program.

(a)
Minimum Purchase for Eligibility. If ABG purchases at least [REDACTED] 2018 Model Year vehicles from authorized GM dealers within the model year regardless of whether they are Risk or Repurchase Units, ABG will be eligible for [REDACTED] 2018 MY YT3 Demo Program vehicles. These vehicles shall be in the mix specified in Attachment 3 (Volume Commitments and Incentives by Program) in the YT3 Program Units column under the heading “Repurchase VN9 Volume by Program.” ABG must enter these units in VOMS no later than February 2, 2018. If the [REDACTED] MY 2018 vehicles are not purchased, then the [REDACTED] demo units will not be awarded. For the avoidance of any doubt, this paragraph and the benefits or incentives granted herein are in addition to any other benefits described in this Agreement. Nothing in this section shall be construed to amend or modify the terms and conditions of any other section of this Agreement.

(b)	Specific Units. The specific 2018 MY YT3 Demo Program vehicles will be mutually agreed to by the parties.

(c)
Additional YT3 Demo Program Terms. Vehicles invoiced with an option code YT3 [REDACTED], but will be subject to the 2018 MY YT3 Flat Rate Program return guidelines, mileage charges and damage charges as stated in Attachment 1D (2018

MY YT1 Short Term Flat Rate Program). Vehicles invoiced with option code YT3 are ineligible for any incentives.

4.	2018 Model Year [REDACTED] Program.

(a)	General Terms and Conditions. GM will offer ABG a 2018 MY [REDACTED] Program under the terms and conditions as set forth in Attachment 1R (2018 MY Daily Rental [REDACTED] Program).

(b)
GM Payments. GM agrees to pay the [REDACTED] detailed in Attachment 1D (2018 MY YT1 Short Term Flat Rate Program) for each vehicle that ABG decides to [REDACTED]. ABG shall be entitled to [REDACTED] any Repurchase Unit upon or any point after 180 days following the In Service Date. The [REDACTED] results in GM being relieved of its obligation to repurchase the vehicle and in exchange, ABG shall receive such incentives listed in Attachment 1D. The payments for the incentives listed in Attachment 1D will be made on a quarterly basis and in accordance with the terms and conditions set forth in Attachment 4 (2018 Model Year GM Rental Incentive Payment Terms and Calculator).

5.
Production Timing. The agreed upon production timing, vehicle volumes and mix are set forth in Attachment 3A (2018 MY Production Timing), and are subject to reasonable minor adjustments based upon agreement of the Parties. However, with GM’s consent, ABG may make product substitutions, provided that such substitutions will not reduce the total Repurchase Unit Volume or Risk Unit Volume to be purchased from authorized GM dealers by ABG.

6.
ABG and its Subsidiaries. ABG and its Subsidiaries AESOP Leasing L.P. (“AESOP Leasing”), Avis Rent A Car System, LLC. (“Avis”) and Budget Rent A Car System, Inc. (“Budget”) have engaged AESOP Exchange Corporation as a qualified intermediary (“QI”) for the purpose of facilitating a like kind exchange program under Section 1031 of the Internal Revenue Code of 1986, as amended. As such, ABG, AESOP Leasing, Avis and Budget have assigned to AESOP Exchange Corporation, acting in its capacity as QI, all of their rights, but not their obligations, in any existing manufacturer purchase agreements they may have with GM either for the purchase of replacement vehicles or after a qualifier term of use for the purchase of relinquished vehicles. This applies to all future purchases of replacement vehicles or relinquished vehicles unless specifically excluded in writing.

7.
Force Majeure. If either Party cannot fulfill any terms of this Agreement due to events beyond its control, such as, but not limited to, acts of God, labor disputes, or severe economic downturns, the Party affected by the event shall promptly notify the other Party and the Parties will enter negotiations with the intent of minimizing the impact of the event on the business contemplated under this Agreement.

8.
Order Cancellation. Should ABG elect to cancel any vehicle orders placed with authorized GM dealers that are at Event Code 3000 or later, ABG will be assessed a fee of [REDACTED] per vehicle, payable to GM upon demand. However, the fee will not be assessed if the current production has been delayed more than 3 weeks from the originally scheduled production week. Further, this fee will not apply if ABG chooses only to redirect the shipment of any vehicles that are at Event Code 3000 or later.

9.
Document Retention and Audit. ABG agrees to retain any documents or records relevant to vehicles purchased from authorized GM dealers under this Agreement or any other GM program, and/or claims submitted for payment under this Agreement or any other GM program, for two years after the close of the program. ABG will permit any designated representative of GM to examine, audit and take copies of any accounts and records ABG is required to maintain under this Agreement. ABG will make such accounts and records readily available at its facilities during regular business hours upon reasonable advance notice. GM will furnish ABG with a list of any reproduced records.

10.
Sirius XM. SiriusXM Satellite Radio Service is not included with the vehicles covered by this Agreement. To determine the availability of SiriusXM Satellite Radio Service, please contact SiriusXM directly.

11.	Advertising. ABG agrees that it will obtain approval from GM prior to using the GM vehicles and/or products in advertising and promotional materials or activities.

12.
Confidentiality. This Agreement and its terms are confidential and are intended for the sole use of ABG and GM. Neither this Agreement nor its terms may be disclosed to any third party, other than a Party’s parent, subsidiaries, AESOP Leasing, or their respective outside counsel and accountants and interested financial institutions, or except as may be required by legal processes or applicable securities laws. Except as permitted above, in the event of any intended disclosure, the Party intending to disclose will notify the other Party sufficiently in advance so that the Parties may consult with each other and/or interpose legal objections to the disclosure.

13.
Requirement to Make Necessary Repairs. Upon receipt from GM of a VIN-specific recall notice and list of potentially affected VINs (a “Recall Notice”), ABG shall identify those GM vehicles which are subject to such Recall Notice within 24 business hours of receipt. ABG will place a “Do Not Rent” hold on all such vehicles and prohibit the lease or rental of such vehicles from ABG locations until the recall repairs have been completed or actions specified by GM to eliminate the safety risk have been performed. ABG will not sell or otherwise dispose of any GM vehicles that are the subject of a Recall Notice unless or until the necessary repairs have been made. GM and ABG represent and warrant that each will comply with the provisions of the Federal Motor Vehicle Safety Act, 49 U.S. Code §§ 30101, et seq.

14.
Entire Agreement. This Agreement and its attachments represent the entire agreement regarding the subjects herein between ABG and GM and may be modified only in a writing executed by an authorized representative of each of the Parties. This Agreement governs the purchase of, and incentives provided for, 2018 Model Year vehicles. This Agreement places no obligations on either party regarding 2019 Model Year vehicles; ABG is under no obligation to submit orders for 2019 Model Year vehicles and GM is under no obligation to pay incentives on 2019 Model Year vehicles (even if ABG places early orders for such vehicles prior to the execution of a 2019 Model Year agreement). The purchase of, and incentives provided for, 2019 Model Year vehicles will be governed by a separate 2019 Model Year agreement mutually agreed upon by the parties.

15.	Choice of Law. This Agreement will in all respects be interpreted, enforced and governed under the laws of the State of Michigan, without regard to the conflicts of law principles thereof.

On behalf of GM, I would like to express my appreciation for your business and hope this Agreement will continue to strengthen our business relationship.

Please return an executed copy of this Agreement acknowledging your agreement to its terms and conditions.

Very truly yours,

/s/ Edward J. Peper Edward J. Peper General Motors LLC U.S. Vice President, Fleet and Commercial Sales	Date: 10/23/17
/s/ Michael Scmidt Michael Schmidt Avis Budget Car Rental, LLC Senior Vice President, Fleet Services	Date: 10/31/17
Approvals: /s/ Stephen J. Hill Stephen J. Hill General Motors LLC North America Vice President, U.S. Sales and Service	Date: 10/25/17
/s/ Christopher T. Hatto Christopher T. Hatto General Motors LLC CFO, Executive Director, U.S. Sales and Marketing Operations	Date: 10/24/17

Attachments Key

Attachment 1P2    2018 MY Daily Rental Purchase Program Guidelines (VN9)
Attachment 1A    2018 MY VN9 Minimum Equipment Guidelines
Attachment 1B    2017 CY Turn-In Standards and Procedures
Attachment 1C    2018 MY VN9 Tier Program – Guidelines, Rates and Parameters
Attachment 1D    2018 MY YT1 Flat Rate Program – Guidelines, Rates and Parameters
Attachment 1R    2018 MY [REDACTED] Program Guidelines
Attachment 1T    2017CY Release and Settlement Date for True Up and Interest
Attachment 2    2018 MY National Fleet Risk Purchase Program Guidelines (VX7)
Attachment 2A    VX7 Minimum Equipment Requirements and Incentives

Attachment 3        2018 MY VN9 and VX7 Volume and Incentives
Attachment 3A    2018 MY Production Schedule

Attachment 4        Rental Incentives Payment Terms and Calendar

Attachment 1A

        2014 MY Repurchase Rental Minimum Equipment (VN9) Change Log                        System load date

Date	Brand	Veh/Tab	Model	Change Comments

2017MY Repurchase Rental Minimum Equipment (VN9) Change Log                System load date

With the exclusion of models listed below, use previous model year's VN9 minimum equipment:

Date	Brand	Veh/Tab	Model	Change Comments

5/3/2016	Chevrolet	Cruze	All	New model percentages and equipment changes

6/13/2016	Chevrolet	Camaro and Camaro Conv.	1LT and 1SS	Changed specs to two trims only at 50/50

6/13/2016	Chevrolet	Camaro and Camaro Conv.	1SS	Changed trim on 1SS to cloth.

7/18/2016	Cadillac	XT5	Luxury 1SC &1SD	Added

7/18/2016	Cadillac	CT6	Lux and Premiim Lux 1SC, 1SD, 1SF	Added

7/25/2016	Buick	Envision	1SL	Added

7/25/2016	Cadillac	CTS	1SQ/1SR	Changed trim codes

7/25/2016	Cadillac	ATS	!SE and 1SF	Changed PEG codes

7/25/2016	Chev	Cruze HB	1SD and 1SF	Added Cruze HB

5/31/2017	Buick	Enclave	1SL	Changes to sunroof and Chrome Wheel

5/31/2017	Chev	Cruze HB	All	Updated trim mix

5/31/2017	Chev	Malibu	Hybrid	Removed Hybrid and added percentage to Premier

5/31/2017	GMC	Acadia	All	Removed 7 seat option

5/31/2017	Buick	Encore	1SL	Updated to 60% FWD and 40% AWD

5/31/2017	GMC	Terrain	3SA	Changed trims from 3SB to 3SA

6/20/2017	Chev	Corvette	3LT	Wheels Changed to Q7E

Cadillac ATS Sedan
2018MY Repurchase Rental Minimum Equipment (VN9)
Spec	Spec A	Spec B
Model Code	6AC69 RWD	6AC69 AWD
Equipment Group	1SE LUXURY	1SF LUXURY
Volume % of Total	50%	50%
Standard Equipment
Engine	2.0L Turbo	2.0L Turbo
Transmission	Auto	Auto
Air Conditioning
Air Conditioning, Rear		-------------------------------
Steering
Brakes	Brembo	Brembo
Windows
Door Locks
Cruise Control
Tilt Wheel
Seats
Rear Defogger
Radio	IO6 CUE w/ NAV	IO6 CUE w/ NAV
Wheels
Floor Mats
Seat Trim/Style
Air Bags
Other

Other
Other

Other

Required Additional Options
		CF5 Sunroof	CF5 Sunroof

-------------------------------

Exterior Colors	%
	25	GAN - Radiant Silver	GAN - Radiant Silver
	25	GBA - Black Raven	GBA - Black Raven
	15	G1W - Crystal White Tintcoat	G1W - Crystal White Tintcoat
	10	(G7E) Red Obsession Tintcoat	(G7E) Red Obsession Tintcoat
	25	(G7Q) Phantom Gray Metallic	(G7Q) Phantom Gray Metallic

100

Interior Colors
Leather Seating Surface		H1Y- Jet Black	H1Y- Jet Black
Leather Seating Surface		H2P - Light Platinum/Black accents	H2P - Light Platinum/Black accents
Leather Seating Surface
Leather Seating Surface
Leather Seating Surface

Cadillac CTS Sedan
2018MY Repurchase Rental Minimum Equipment (VN9)

Model	4 Dr Sedan RWD/AWD	4 Dr Sedan RWD/AWD
Model Code	6AH69	6AK69
Equipment Group	1SN/1SP	1SQ/1SR
Volume % of Total	50%	50%
Standard Equipment	LUXURY	PREMIUM
Engine	Engine 3.6L V6 - LGX	Engine 3.6L V6 - LGX
Transmission	Transmission, M5N	Transmission, M5N
Air Conditioning	Air Cond. Auto Dual Zone	Air Cond. Auto Dual Zone
Air Conditioning, Rear	-------------------------------	-------------------------------
Steering	Power Steering	Power Steering
Brakes	Pwr Brakes w/ 4Whl Disc & ABS	Pwr Brakes w/ 4Whl Disc & ABS
Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel	Tilt Steering Wheel
Seats	Seat, 10-Way Power Driver	Seat, 10-Way Power Driver
Rear Defogger	Rear Defogger	Rear Defogger
Radio	IO5 - CUE	IO6 - CUE w/Nav
Wheels	Wheels, 17" Ultra Bright Machined - QCO	Wheels, 18" - RT5
Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Seat, Leatherette Bucket - AQ9	Seat, Leather Bucket - AQJ
Air Bags	Dual Front & Side - AYF	Dual Front & Side - AYF
Other		Sport Susp, HIDs, Foglamps
	-------------------------------	-------------------------------
	Seating Package - Y44	Seating Package - Y44
	-------------------------------	-------------------------------
Other	XM	XM

Other		OnStar	OnStar
Other

Required Additional Options

~~-------------------------------~~
		~~-------------------------------~~	~~-------------------------------~~

Required Options 0% - 100%

		-------------------------------	-------------------------------

Excluded Options - 0%
		Color GBA	Color GBA

		-------------------------------	-------------------------------

Exterior Colors	%
	25	GAN - Radiant Silver	GAN - Radiant Silver
	25	GBA - Black Raven	GBA - Black Raven
	15	G1W - Crystal White Tintcoat	G1W - Crystal White Tintcoat
	10	(G7E) Red Obsession Tintcoat	(G7E) Red Obsession Tintcoat
	25	(G7Q) Phantom Gray Metallic	(G7Q) Phantom Gray Metallic

Interior Colors
	HOY - Jet Black w/Jet Black Accents	HOY - Jet Black w/Jet Black Accents
	H2D - Jet Black w/ Light Platinum Accents	H2D - Jet Black w/ Light Platinum Accents
HDZ - Medium Cashmere w/ Lt. Cashmere Accents

Cadillac CT6 Sedan
2018MY Repurchase Rental Minimum Equipment (VN9)

Model	4 Dr Sedan RWD	4 Dr Sedan AWD	4 Dr Sedan AWD
Model Code	6KJ69	6KJ69	6KL69
Equipment Group	1SC	1SD	1SF
Volume % of Total	40%	40%	20%
Standard Equipment	LUXURY	LUXURY	PREMIUM LUXURY
Engine	Engine 2.0 Turbo - LTG	Engine 3.6L V6 - LGX	Engine 3.6L V6 - LGX
Transmission	Transmission, M5N	Transmission, M5N	Transmission, M5N
Air Conditioning	Air Cond. Auto Dual Zone	Air Cond. Auto Dual Zone	Air Cond. Auto Dual Zone
Air Conditioning, Rear	-------------------------------	-------------------------------	-------------------------------
Steering	Power Steering	Power Steering	Power Steering
Brakes	Pwr Brakes w/ 4Whl Disc & ABS	Pwr Brakes w/ 4Whl Disc & ABS	Pwr Brakes w/ 4Whl Disc & ABS
Windows	Power Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control	Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel	Tilt Steering Wheel	Tilt Steering Wheel
Seats	Seat, 10-Way Power Driver	Seat, 10-Way Power Driver	Seat, 10-Way Power Driver
Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger
Radio	IO6 - CUE w/Nav	IO6 - CUE w/Nav	IO6 - CUE w/Nav
Wheels
Floor Mats	Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Seat, Leather Bucket - AR9	Seat, Leather Bucket - AR9	Seat, Leather Bucket - AR9
Air Bags
Other

Other	XM	XM	OnStar
Other	OnStar	OnStar

Other

Required Additional Options				Seat, Leather Bucket - AQJ
		Wheels, 19" x 8.5" (48.3 cm x 21.6 cm) ultra-bright machined aluminum multi-spoke with Pearl Nickel pockets -QM6	Wheels, 19" x 8.5" (48.3 cm x 21.6 cm) ultra-bright machined aluminum multi-spoke with Pearl Nickel pockets -QM6	Wheels, 19" x 8.5" (48.3 cm x 21.6 cm) ultra-bright machined aluminum multi-spoke with Pearl Nickel pockets -QM6

Enhanced Vision and Comfort Package, includes rear camera mirror (inside rearview auto-dimming, streaming video), (KU9) ventilated front seats, heated rear seats and (C3U) UltraView power sunroof - DRZ

Enhanced Vision and Comfort Package, includes rear camera mirror (inside rearview auto-dimming, streaming video), (KU9) ventilated front seats, heated rear seats and (C3U) UltraView power sunroof - DRZ

Enhanced Vision and Comfort Package, includes rear camera mirror (inside rearview auto-dimming, streaming video), (KU9) ventilated front seats, heated rear seats and (C3U) UltraView power sunroof - DRZ

		-------------------------------	-------------------------------	Comfort Package, includes (KU9) ventilated front seats and heated rear seats - KA6

Exterior Colors	%
	25	GAN - Radiant Silver	GAN - Radiant Silver	GAN - Radiant Silver
	25	GBA - Black Raven	GBA - Black Raven	GBA - Black Raven
	15	G1W - Crystal White Tintcoat	G1W - Crystal White Tintcoat	G1W - Crystal White Tintcoat
	15	GB8 - Stellar Black Metallic	GB8 - Stellar Black Metallic	GB8 - Stellar Black Metallic
	10	G1M - Dark Adriatic Blue	G1M - Dark Adriatic Blue	G1M - Dark Adriatic Blue
	10	GC8 -Dark Emerald Metallic	GC8 -Dark Emerald Metallic	GC8 -Dark Emerald Metallic

Interior Colors
		H2X - Jet Black w/Jet Black Accents	H2X - Jet Black w/Jet Black Accents	H2X - Jet Black w/Jet Black Accents

HKW -Cinnamon with Jet Black accents	HKW -Cinnamon with Jet Black accents	HKW -Cinnamon with Jet Black accents
HKY - Light Platinum with Jet Black accents	HKY - Light Platinum with Jet Black accents	HKY - Light Platinum with Jet Black accents

Cadillac XTS
2018MY Repurchase Rental Minimum Equipment (VN9)

Spec	Spec A	Spec B
Model Code	6GC69	6GX69
Equipment Group	1SB LUXURY	1SB LUXURY
Equipment Group	FWD	AWD
Volume % of Total	60%	40%
Required Additional Options
	Navigation - IOT	Navigation - IOT

Exterior Colors
	GAN - Radiant Silver Metallic	GAN - Radiant Silver Metallic
	GBA - Black Raven	GBA - Black Raven
	G7Q - Phantom Gray Metallic - NEW	G7Q - Phantom Gray Metallic - NEW
	G1W -Crystal White Tri-coat	G1W -Crystal White Tri-coat
	G1M -Dark Adriatic Blue Metallic Tint	G1M -Dark Adriatic Blue Metallic Tint

Interior Colors
	AFC - Jet Black	AFC - Jet Black
	AFD - Shale w/ Jet Black Accents	AFD - Shale w/ Jet Black Accents

Cadillac XT5
2018MY Repurchase Rental Minimum Equipment (VN9)

Spec	Spec A	Spec B
Model Code	6NH26	6NH26
Equipment Group	1SC LUXURY	1SD LUXURY
Equipment Group	FWD	AWD
Volume % of Total	50%	50%
Standard Equipment
Engine	Engine 3.6L V6 - LGX	Engine 3.6L V6 - LGX
Transmission	Transmission, 8-speed automatic, MRC	Transmission, 8-speed automatic, MRC
Air Conditioning	Air Cond. Auto Dual Zone	Air Cond. Auto Dual Zone
Air Conditioning, Rear	-------------------------------	-------------------------------
Airbags	AYG - driver and front passenger frontal (dual stage for passenger), front and rear head curtain, driver side knee	AYG - driver and front passenger frontal (dual stage for passenger), front and rear head curtain, driver side knee
Steering	Power Steering	Power Steering
Brakes	Pwr Brakes w/ 4Whl Disc & ABS	Pwr Brakes w/ 4Whl Disc & ABS
Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel	Tilt Steering Wheel
Seats	Seat, 8-Way Power Driver	Seat, 8-Way Power Driver
Rear Defogger	Rear Defogger	Rear Defogger
Radio	Cadillac CUE Information and Media Control System- IO5	Cadillac CUE Information and Media Control System- IO5
Wheels	18" x 8" (45.7 cm x 20.3 cm) bright machined faced, with Light Argent accents - PTW	18" x 8" (45.7 cm x 20.3 cm) bright machined faced, with Light Argent accents - PTW
Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Seat, Leather Bucket - AR9	Seat, Leather Bucket - AR9
Other	StabiliTrak	StabiliTrak
Other	Adaptive Remote Start - BTV	Adaptive Remote Start - BTV
Other	Lift Gate - Rear Power	Lift Gate - Rear Power

Other		Sunroof - C3U	Sunroof - C3U
Other		Heated Seats - KA1	Heated Seats - KA1
Other		XM Radio	XM Radio
Other		Bluetooth	Bluetooth
		Side Blind Zone Alert	Side Blind Zone Alert
		Rear cross traffic alert	Rear cross traffic alert

Other		OnStar	OnStar
Required Additional Options		Cadillac CUE Information and Media Control System with Embedded Navigation - IO6	Cadillac CUE Information and Media Control System with Embedded Navigation - IO6

Exterior Colors	%
		GAN - Radiant Silver	GAN - Radiant Silver
		G1E - Crystal Red Tintcoat	G1E - Crystal Red Tintcoat
		GB8- Stellar Black Metallic	GB8- Stellar Black Metallic
		GXG - Dark Granite Metallic	GXG - Dark Granite Metallic

0
Interior Colors
		HMQ - Sahara Beige	HMQ - Sahara Beige
		H2X - Jet Black	H2X - Jet Black
		HIR - Cirrus	HIR - Cirrus

Cadillac Escalade
2018MY Repurchase Rental Minimum Equipment (VN9)

Spec	Spec A
Model Code	6K15706/6C15706/6K15906/6C15906
4WD/2WD
Equipment Group	1SB LUXURY
Volume % of Total	100%
Standard Equipment
Engine	Engine Vortec 6200 V8 - L92
Transmission	Transmission, Automatic
Air Conditioning	Air Conditioning, Auto Tri-Zone
Air Conditioning, Rear	Air Conditioning, Rear Aux.
Steering	Power Steering
Brakes	Brakes, Power 4Whl Disc w/ ABS
Windows	Power Windows
Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel
Seats	Seat, 14 Way Power Driver/Pass
Rear Defogger	Rear Defogger
Radio	Navigation - U3R
Wheels	Wheels, 22" aluminum - P56
Floor Mats	Floor mats
Seat Trim/Style	Seat, Leather Bucket - AN3
Air Bags	Dual Front & Side
Other	StabiliTrak
Other	Mirrors, Pwr OSRV
Other	Rear Park Assist
Other	Remote Vehicle Starter

Other		Bluetooth Interface - UPF
3 Pass 3rd Row Seat - AS3
Sunroof - CF5
Other		XM
Other		OnStar

Required Additional Options
Rear Entertain. System - U42

Color 51U

Color GGW

Exterior Colors	%
41U - Black Raven
G1W - Abalone White Tri-coat
GAN - Radiant Silver Metallic
GWT - Silver Coast
G1E - Red Passion Tint

0
Interior Colors
H2X - Jet Black
H4Y - Shale w/Cocoa accents

6K15706/6C15706/6K15906/6C15906

18MY

Cadillac Escalade
2018MY Repurchase Rental Minimum Equipment (VN9)

Spec		Spec A
Model Code		6K15906/6C15906
4WD/2WD
Equipment Group		1SB LUXURY
Volume % of Total		100%
Required Additional Options
Rear Entertain. System - U42

Exterior Colors	%
41U - Black Raven
G1W - Abalone White Tri-coat
GAN - Radiant Silver Metallic
GWT - Silver Coast
G1E - Red Passion Tint

0
Interior Colors
H2X - Jet Black
H4Y - Shale w/Cocoa accents

2018 Chevrolet Cruze
2018MY Repurchase Rental Minimum Equipment (VN9)

Spec	Spec A	Spec B	Spec C
Model Code	1BT69 - 4 Dr Sedan	1BT69 - 4 Dr Sedan	1BS69 - 4 Dr Sedan
Equipment Group	1LT(1SD)	1LT(1SD)	Premier(1SF)
Volume % of Total	25%	45%	30%
Standard Equipment
Engine	1.4L turbo DOHC 4-cylinder - LE2	1.4L turbo DOHC 4-cylinder - LE2	1.4L turbo DOHC 4-cylinder - LE2
Transmission	6-Spd Automatic - MNU	6-Spd Automatic - MNU	6-Spd Automatic - MNU
Air Conditioning	Air Conditioning	Air Conditioning	Air Conditioning
Air Conditioning, Rear	-------------------------------	-------------------------------	-------------------------------
Airbags	Front, Front and Rear Side Impact and Roof Rail - AYF	Front, Front and Rear Side Impact and Roof Rail - AYF	Front, Front and Rear Side Impact and Roof Rail - AYF
Airbags	Front Knee	Front Knee	Front Knee
Steering	Power Steering	Power Steering	Power Steering
Brakes	Power Brakes	Power Brakes	Power Brakes
Windows	Power Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control	Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel	Tilt Steering Wheel	Tilt Steering Wheel
Seats	Manual	Manual	Power
Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger
Radio
Chevrolet MyLink Radio with 7" diagonal color touch-screen, AM/FM stereo with seek-and-scan and digital clock, includes Bluetooth streaming audio for music and select phones; featuring Android Auto and Apple CarPlay capability for compatible phone - IOA

Chevrolet MyLink Radio with 7" diagonal color touch-screen, AM/FM stereo with seek-and-scan and digital clock, includes Bluetooth streaming audio for music and select phones; featuring Android Auto and Apple CarPlay capability for compatible phone - IOA

Chevrolet MyLink Radio with 7" diagonal color touch-screen, AM/FM stereo with seek-and-scan and digital clock, includes Bluetooth streaming audio for music and select phones; featuring Android Auto and Apple CarPlay capability for compatible phone - IOA

Wheels		Wheels, 16" Aluminum - RS1	Wheels, 16" Aluminum - RS1	Wheels, 17" Aluminum - RSC
Floor Mats		Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style		Seat, Cloth Bucket	Seat, Cloth Bucket	Seat, Heated Leather Bucket - KA1
Other		Compact Spare - SJQ	Compact Spare - SJQ	Compact Spare - SJQ
Other		-------------------------------	-------------------------------	XM
Other		OnStar	OnStar	OnStar

Required Additional Options
Convenience Package, includes (BTM) Keyless Start, (ATH) Keyless Access, (KA1) heated driver and front passenger seats and (AH5) driver 8-way power seat adjuster - 6K5
Also includes (BTV) remote vehicle starter system. Deletes (KTF) primary foldable, additional foldable key.

Exterior Colors	~~%~~
	30	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic
	30	GAZ - Summit White	GAZ - Summit White	GAZ - Summit White
	20	(G7C) Red Hot exterior color	(G7C) Red Hot exterior color	(G7C) Red Hot exterior color
	20	(GXG) Tungsten Metallic exterior color	(GXG) Tungsten Metallic exterior color	(GXG) Tungsten Metallic exterior color

Interior Colors	100
		HOU - Jet Black Cloth	HOU - Jet Black Cloth	H2X - Jet Black Leather

2018 Chevrolet Cruze
2018MY Repurchase Rental Minimum Equipment (VN9)

Spec	Spec A	Spec B	Spec C
Model Code	1BT68 - 5 Dr Hatch	1BT68 - 5 Dr Hatch	1BT68 - 5 Dr Hatch
Equipment Group	1LT(1SD)	1LT(1SD)	Premier(1SF)
Volume % of Total	25%	45%	30%
Standard Equipment
Engine	1.4L turbo DOHC 4-cylinder - LE2	1.4L turbo DOHC 4-cylinder - LE2	1.4L turbo DOHC 4-cylinder - LE2
Transmission	6-Spd Automatic - MNU	6-Spd Automatic - MNU	6-Spd Automatic - MNU
Air Conditioning	Air Conditioning	Air Conditioning	Air Conditioning
Air Conditioning, Rear	-------------------------------	-------------------------------	-------------------------------
Airbags	Front, Front and Rear Side Impact and Roof Rail - AYF	Front, Front and Rear Side Impact and Roof Rail - AYF	Front, Front and Rear Side Impact and Roof Rail - AYF
Airbags	Front Knee	Front Knee	Front Knee
Steering	Power Steering	Power Steering	Power Steering
Brakes	Power Brakes	Power Brakes	Power Brakes
Windows	Power Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control	Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel	Tilt Steering Wheel	Tilt Steering Wheel
Seats	Manual	Manual	Power
Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger
Radio
Chevrolet MyLink Radio with 7" diagonal color touch-screen, AM/FM stereo with seek-and-scan and digital clock, includes Bluetooth streaming audio for music and select phones; featuring Android Auto and Apple CarPlay capability for compatible phone - IOA

Chevrolet MyLink Radio with 7" diagonal color touch-screen, AM/FM stereo with seek-and-scan and digital clock, includes Bluetooth streaming audio for music and select phones; featuring Android Auto and Apple CarPlay capability for compatible phone - IOA

Chevrolet MyLink Radio with 7" diagonal color touch-screen, AM/FM stereo with seek-and-scan and digital clock, includes Bluetooth streaming audio for music and select phones; featuring Android Auto and Apple CarPlay capability for compatible phone - IOA

Wheels	Wheels, 16" Aluminum - RS1	Wheels, 16" Aluminum - RS1	Wheels, 17" Aluminum - RSC

Floor Mats		Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style		Seat, Cloth Bucket	Seat, Cloth Bucket	Seat, Heated Leather Bucket - KA1
Other		Compact Spare - SJQ	Compact Spare - SJQ	Compact Spare - SJQ
Other		-------------------------------	-------------------------------	XM
Other		OnStar	OnStar	OnStar

Required Additional Options
Convenience Package, includes (BTM) Keyless Start, (ATH) Keyless Access, (KA1) heated driver and front passenger seats and (AH5) driver 8-way power seat adjuster - 6K5
Also includes (BTV) remote vehicle starter system. Deletes (KTF) primary foldable, additional foldable key.
Exterior Colors	~~%~~
	30	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic
	10	GB8 - Mosaic Black Metallic	GB8 - Mosaic Black Metallic	GB8 - Mosaic Black Metallic
	30	GAZ - Summit White	GAZ - Summit White	GAZ - Summit White
	15	(G7C) Red Hot exterior color	(G7C) Red Hot exterior color	(G7C) Red Hot exterior color
	15	(GPA) Graphite Metallic	(GPA) Graphite Metallic	(GPA) Graphite Metallic
Interior Colors	100
		HOU- Jet Black CLOTH	HOU- Jet Black CLOTH	H2K - Jet Black Leather

Chevrolet Malibu
2018MY Repurchase Rental Minimum Equipment (VN9)

Model	Spec A	Spec B	Spec C	Spec D
Model Code	1ZC69	1ZD69	1ZD69	1ZD69
Equipment Group	1LS	1LT	1LT + Convienience	1LT + Convienience + Leather
Volume % of Total	30%	30%	20%	20%
Standard Equipment
Engine	1.5L Turbo	1.5L Turbo	1.5L Turbo	1.5L Turbo
Automatic Transmission	STD - MNH	STD - MNH	STD - MNH	STD - MNH
Air Conditioning	STD	STD	STD	STD
Power Seat - Driver Side w Lumbar	6 Way	8 Way	8 Way	8 Way
Heated Seat	N/A	N/A	N/A	STD
Cruise Control	STD	STD	STD	STD
Seat Trim	Premium Cloth	Premium Cloth	Premium Cloth	Leather
Radio w/CD	IOA	IOA	IOA	IOA
Rear Defogger	STD	STD	STD	STD
Body Side Moldings
Wheels	RS1 - 16" Aluminum	RSC - 17" Aluminum	RSC - 17" Aluminum	RSC - 17" Aluminum
Keyless Entry	STD	STD	STD	STD
Remote Start	N/A	N/A	STD	STD
Power Door Lock	STD	STD	STD	STD
Power windows	STD	STD	STD	STD
Airbags	RESTRAINT SYSTEM-SEAT, INFLATABLE, DRIVER & PASS FRT, FRT SEAT SIDE & RR SEAT SIDE, ROOF SIDE, KNEE - AYF	RESTRAINT SYSTEM-SEAT, INFLATABLE, DRIVER & PASS FRT, FRT SEAT SIDE & RR SEAT SIDE, ROOF SIDE, KNEE - AYF	RESTRAINT SYSTEM-SEAT, INFLATABLE, DRIVER & PASS FRT, FRT SEAT SIDE & RR SEAT SIDE, ROOF SIDE, KNEE - AYF	RESTRAINT SYSTEM-SEAT, INFLATABLE, DRIVER & PASS FRT, FRT SEAT SIDE & RR SEAT SIDE, ROOF SIDE, KNEE - AYF
Other	Front and Rear Floor Mats	Front and Rear Floor Mats	Front and Rear Floor Mats	Front and Rear Floor Mats
Other	ABS	ABS	ABS	ABS
Other	Stabiltrak	Stabilitrak	Stabilitrak	Stabilitrak

Other				XM	XM	XM
Other		OnStar		OnStar	OnStar	OnStar

		Compact Spare - ZAM		Compact Spare - ZAM	Compact Spare - ZAM	Compact Spare - ZAM
Required Additional Options

Convenience and Technology Package, includes (BTV) remote vehicle starter system, (DD8) inside rearview auto-dimming mirror, (KI6) 120-volt power outlet, (UDD) color Driver information Center, (IO5) Chevrolet MyLink Radio, (K4C) Wireless Charging, (USS) dual USB charging-only ports in rear of center console, (N34) leather-wrapped steering wheel and (VY7) leather-wrapped shift knob - WPJ

Convenience and Technology Package, includes (BTV) remote vehicle starter system, (DD8) inside rearview auto-dimming mirror, (KI6) 120-volt power outlet, (UDD) color Driver information Center, (IO5) Chevrolet MyLink Radio, (K4C) Wireless Charging, (USS) dual USB charging-only ports in rear of center console, (N34) leather-wrapped steering wheel and (VY7) leather-wrapped shift knob - WPJ

Leather Package, includes (KA1) heated driver and front passenger seats, (AAQ) 6-way power front passenger seat adjuster, (AT9) front passenger power lumbar seat adjuster and (UQA) Bose premium 9-speaker system - WPL

Excluded Options

Exterior Colors	%		%

	15	G7Q - Nightfall Gray Metallic	15	G1W - Iridescent Pearl Tricoat	G1W - Iridescent Pearl Tricoat	G1W - Iridescent Pearl Tricoat
	35	GAN - Silver Ice Metallic	15	G7Q - Nightfall Gray Metallic	G7Q - Nightfall Gray Metallic	G7Q - Nightfall Gray Metallic
	35	GAZ - Summit White	25	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic
	15	G1M - Blue Velvet Metallic	25	GAZ - Summit White	GAZ - Summit White	GAZ - Summit White
			20	G8K - Sandy Ridge Metallic	G8K - Sandy Ridge Metallic	G8K - Sandy Ridge Metallic

	100		100
Interior Colors
Premium Cloth
		H1T - Jet Black		H1T - Jet Black	H1T - Jet Black	H0Y - Jet Black
Premium Cloth/Leatherette
Premium Cloth/Leatherette
Premium Cloth/Leatherette

Leather Appointed
Leather Appointed
Leather Appointed
Leather Appointed
Leather Appointed

Chevrolet Camaro
2018MY Repurchase Rental Minimum Equipment (VN9)

Spec	Spec A	Spec B
Model Code	1AG37	1AJ37
Equipment Group	1LT	1SS
Volume % of Total	70%	30%
Standard Equipment	1LT	1SS
Engine	Engine 2.0 Turbo - LTG	Engine 6.2 Turbo - LT1
Transmission	6 Spd Manual - MN6	6 Spd Manual - MN6
Brakes	4 - Wheel Disc Antilock	4 - Wheel Disc Antilock
Steering	Power Steering	Power Steering
Airbags	Dual Front & Side Air Bag - AY0	Dual Front & Side Air Bag - AY0
Air Conditioning	Single-zone automatic climate control -C68	Single-zone automatic climate control -C68
Radio
Audio system, Chevrolet MyLink Radio with 7" diagonal color touch-screen, AM/FM stereo with seek-and-scan and digital clock, includes Bluetooth streaming audio for music and select phones; featuring Android Auto and Apple CarPlay capability for compatible phone - IOB

Audio system, Chevrolet MyLink Radio with 8" diagonal color touch-screen, AM/FM stereo with seek-and-scan and digital clock, includes Bluetooth streaming audio for music and select phones; voice-activated technology for radio and phone; featuring Apple CarPlay capability for compatible phone - IO5

XM Radio	XM - U2K	XM - U2K
Bluetooth for phone	STD	STD
Cruise Control	STD	STD
Door Locks	Power Programmable	Power Programmable
Rear Defogger	STD	STD
Floor Mats	STD - front	STD - front
OnStar	OnStar - UE1	OnStar - UE1
Seats Adjuster	Driver 8 & Pass 6 Way Power - AV3 / AKQ	Driver 8 & Pass 6 Way Power - AV3 / AKQ
Seats Trim/Style	Seat, Sport Bucket (Cloth) - A50	Seat, Sport Bucket (Cloth) - A50
Seats Heated	NA	Included - KA1
Steering Column	Manual rake and telescopic	Manual rake and telescopic

Windows		Power	Power
Spoiler, rear		Available Only w/WRS
Wheels		Wheels, 18" Painted Aluminum - REG	Wheels, 20" Painted Aluminum -56S
Stabilitrak		STD	STD
Open		Rear Vision Camera - UVC	Rear Vision Camera - UVC
***See Order Guide For Complete Detail***
Required Additional Options
		Transmission, Automatic - MX0	Transmission, Automatic - MX0
Engine, 3.6L V6 - LGX
		Sunroof - CF5	Sunroof - CF5
RS Exterior Pkg (WRS)
Exterior Colors	%
	20	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic
	20	GBA - Black	GBA - Black
	20	G7C - Red Hot	G7C - Red Hot
	20	G7D - Bright Yellow	G7D - Bright Yellow
	20	G7Q - Nightfall Gray Metallic	G7Q - Nightfall Gray Metallic
100
Interior Colors
		H72 - Medium Ash Gray	H72 - Medium Ash Gray
		H1T - Jet Black	H1T - Jet Black

Chevrolet Camaro
2018MY Repurchase Rental Minimum Equipment (VN9)

Spec	Spec A	Spec B
Model Code	1AG67	1AJ67
Equipment Group	1LT	1SS
Volume % of Total	70%	30%
Standard Equipment	1LT	1SS
Engine	Engine 2.0 Turbo - LTG	Engine 6.2 Turbo - LT1
Transmission	6 Spd Manual - MN6	6 Spd Manual - MN6
Brakes	4 - Wheel Disc Antilock	4 - Wheel Disc Antilock
Steering	Power Steering	Power Steering
Airbags	Dual Front & Side Air Bag - AY0	Dual Front & Side Air Bag - AY0
Air Conditioning	Single-zone automatic climate control -C68	Single-zone automatic climate control -C68
Radio
Audio system, Chevrolet MyLink Radio with 7" diagonal color touch-screen, AM/FM stereo with seek-and-scan and digital clock, includes Bluetooth streaming audio for music and select phones; featuring Android Auto and Apple CarPlay capability for compatible phone - IOB

Audio system, Chevrolet MyLink Radio with 8" diagonal color touch-screen, AM/FM stereo with seek-and-scan and digital clock, includes Bluetooth streaming audio for music and select phones; voice-activated technology for radio and phone; featuring Apple CarPlay capability for compatible phone - IO5

XM Radio	XM - U2K	XM - U2K
Bluetooth for phone	STD	STD
Cruise Control	STD	STD
Door Locks	Power Programmable	Power Programmable
Rear Defogger	STD	STD
Floor Mats	STD - front	STD - front
OnStar	OnStar - UE1	OnStar - UE1
Seats Adjuster	Driver 8 & Pass 6 Way Power - AV3 / AKQ	Driver 8 & Pass 6 Way Power - AV3 / AKQ
Seats Trim/Style	Seat, Sport Bucket (Cloth) - A50	Seat, Sport Bucket (Cloth) - A50

Seats Heated		NA	Included - KA1
Steering Column		Manual rake and telescopic	Manual rake and telescopic
Windows		Power	Power
Spoiler, rear		Available Only w/WRS
Wheels		Wheels, 18" Painted Aluminum - REG	Wheels, 20" Painted Aluminum -56S
Stabilitrak		STD	STD
Open		Rear Vision Camera - UVC	Rear Vision Camera - UVC
***See Order Guide For Complete Detail***
Required Additional Options
		Transmission, Automatic - MX0	Transmission, Automatic - MX0
Engine, 3.6L V6 - LGX

RS Exterior Pkg (WRS)
Exterior Colors	%
	20	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic
	20	GBA - Black	GBA - Black
	20	G7C - Red Hot	G7C - Red Hot
	20	G7D - Bright Yellow	G7D - Bright Yellow
	20	G7Q - Nightfall Gray Metallic	G7Q - Nightfall Gray Metallic
100
Interior Colors
		H72 - Medium Ash Gray	H72 - Medium Ash Gray
		H1T - Jet Black	H1T - Jet Black

Chevrolet Corvette
2018MY Repurchase Rental Minimum Equipment (VN9)

Spec	Spec A	Spec B
Model	Coupe	Convertible
Model Code	1YY07	1YY67
Equipment Group	3LT	3LT
Required Additional Options
	Dual Mode Performance Exhaust - NPP	Dual Mode Performance Exhaust - NPP
	Transmission, 8-speed paddle shift with automatic modes - M5U	Transmission, 8-speed paddle shift with automatic modes - M5U
	Z51-style 5-split spoke, chrome aluminum, 19" x 8.5" (48.3 cm x 21.6 cm) front and 20" x 10" (50.8 cm x 25.4 cm) rear-Q7E	Z51-style 5-split spoke, chrome aluminum, 19" x 8.5" (48.3 cm x 21.6 cm) front and 20" x 10" (50.8 cm x 25.4 cm) rear-Q7E
	Transparent Roof - CC3	Transparent Roof - CC3
Exterior Colors

	GAN - Blade Silver Metallic	GAN - Blade Silver Metallic
	GBA - Black	GBA - Black
	GC6 - Corvette Racing Yellow (premium color)	GC6 - Corvette Racing Yellow (premium color)
	GKZ - Red	GKZ - Red
Interior Colors
	195 - Black	195 - Black
	345 - Kalahari	345 - Kalahari
	145 - Gray	145 - Gray
Convertible Top Colors		21T = Kalahari, 37T = Gray, 41T = Black

Chevrolet Trax
2018MY Repurchase Rental Minimum Equipment (VN9)

Model	Spec A	Spec B	Spec C	Spec D
Model Code	1JV76	1JS76	1JW76	1JT76
Equipment Group	LT - FWD	1LT - AWD	LTZ - FWD	LTZ - AWD
Volume % of Total	30%	20%	30%	20%
Standard Equipment

Engine	LUV - ECOTEC Turbo 1.4L Variable Valve Timing DOHC 4-cylinder	LUV - ECOTEC Turbo 1.4L Variable Valve Timing DOHC 4-cylinder	LUV - ECOTEC Turbo 1.4L Variable Valve Timing DOHC 4-cylinder	LUV - ECOTEC Turbo 1.4L Variable Valve Timing DOHC 4-cylinder
Transmission	MNK - Transmission, 6-speed automatic	MNK - Transmission, 6-speed automatic	MNK - Transmission, 6-speed automatic	MNK - Transmission, 6-speed automatic
Air Conditioning	C60 - Single Zone Manual	C60 - Single Zone Manual	C60 - Single Zone Manual	C60 - Single Zone Manual
Steering	NJ1 - power, non-variable ratio, electric	NJ1 - power, non-variable ratio, electric	NJ1 - power, non-variable ratio, electric	NJ1 - power, non-variable ratio, electric
Brakes	JM4 - 4-wheel antilock, front disc/rear drum	JM4 - 4-wheel antilock, front disc/rear drum	JM4 - 4-wheel antilock, front disc/rear drum	JM4 - 4-wheel antilock, front disc/rear drum
Windows	Power with driver Express-Up/Down	Power with driver Express-Up/Down	Power with driver Express-Up/Down	Power with driver Express-Up/Down
Door Locks	Door locks, power programmable	Door locks, power programmable	Door locks, power programmable	Door locks, power programmable
	Door locks, rear child security	Door locks, rear child security	Door locks, rear child security	Door locks, rear child security
Cruise Control	STD	STD	STD	STD
Tilt & Telescoping Wheel
Seats	AH3, driver 4-way manual	AH3, driver 4-way manual	AH3, driver 4-way manual	AH3, driver 4-way manual
Rear Defogger

Radio	UQ3 - Audio system feature, 6-speaker system	UQ3 - Audio system feature, 6-speaker system	UQA - Audio system feature, Bose premium 7-speaker system with amplifier, including subwoofer	UQA - Audio system feature, Bose premium 7-speaker system with amplifier, including subwoofer
Wheels	RRZ - Wheels, 16" (40.6 cm) aluminum	RRZ - Wheels, 16" (40.6 cm) aluminum	5P4 - Wheels, 18" (45.7 cm) aluminum	5P4 - Wheels, 18" (45.7 cm) aluminum
Floor Mats	STD	STD	STD	STD
Seat Trim/Style
Airbags	STD	STD	STD	STD
Rear Camera	STD	STD	STD	STD
Required Additional Options

	PDB Package(which includes AG9, EVK, N34, UD7)	PDB Package(which includes AG9, EVK, N34, UD7)	Sunroof - CF5	Sunroof - CF5

Exterior Colors

	GAZ Summit White	GAZ Summit White	GAZ Summit White	GAZ Summit White
	GAN Silver Ice Met	GAN Silver Ice Met	GAN Silver Ice Met	GAN Silver Ice Met
	G7T Crimson Met	G7T Crimson Met	G7T Crimson Met	G7T Crimson Met
	GBV Cyber Gray Met	GBV Cyber Gray Met	GBV Cyber Gray Met	GBV Cyber Gray Met
	GB8 Mosaic Black Met	GB8 Mosaic Black Met	GB8 Mosaic Black Met	GB8 Mosaic Black Met

TOTAL
Interior Colors

80%	AES - Jet Black	AES - Jet Black	AEW - Jet Black	AEW - Jet Black
10%	AET - Jet Black/Titanium	AET - Jet Black/Titanium	AEX - Jet Black/Titanium	AEX - Jet Black/Titanium
10%	AEV - Jet Black/Brownstone	AEV - Jet Black/Brownstone	AEY - Jet Black/Brownstone	AEY - Jet Black/Brownstone

Exterior Colors	%
20	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic
20	GBU - Arctic Ice	GBU - Arctic Ice	GBU - Arctic Ice
20	GLJ - Ashen Gray Metallic	GLJ - Ashen Gray Metallic	GLJ - Ashen Gray Metallic
20	GBE - Crystal Red Tintcoat	GBE - Crystal Red Tintcoat	GBE - Crystal Red Tintcoat
20	(GXH) Blue Ray Metallic	(GXH) Blue Ray Metallic	(GXH) Blue Ray Metallic
100
Interior Colors
AEN - Black Cloth	AEN - Black Cloth	AEN - Black Cloth
ADW - Black Leather	ADW - Black Leather	ADW - Black Leather
ADX - Black/Titanium Leather	ADX - Black/Titanium Leather

Chevrolet Equinox
2018MY Repurchase Rental Minimum Equipment (VN9)

Spec	Spec A	Spec B	Spec C	Spec D
Model Code	1XR26	1XY26	1XS26	1XZ26
Equipment Group	1LT	1LT	Premier	Premier
Model	4 Dr Utility FWD	4 Dr Utility AWD	4 Dr Utility FWD	4 Dr Utility AWD
Volume % of Total	35%	35%	15%	15%
Standard Equipment	1LT	1LT	1LZ	1LZ
Engine	1.5L Turbo DOHC 4-cylinder - LYX	1.5L Turbo DOHC 4-cylinder - LYX	1.5L Turbo DOHC 4-cylinder - LYX	1.5L Turbo DOHC 4-cylinder - LYX
Transmission	6-Speed Automatic - MNH	6-Speed Automatic - MNH	6-Speed Automatic - MNH	6-Speed Automatic - MNH
Air Conditioning	Air Conditioning	Air Conditioning	Auto HVAC	Auto HVAC
Air Conditioning, Rear	-------------------------------	-------------------------------	-------------------------------	-------------------------------
Steering	Variable Electric Power Steering	Variable Electric Power Steering	Variable Electric Power Steering	Variable Electric Power Steering
Brakes	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS
Windows	Power w/ Express Down on all doors	Power w/ Express Down on all doors	Power w/ Express Down on all doors	Power w/ Express Down on all doors
Door Locks	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.
Cruise Control	Cruise Control	Cruise Control	Cruise Control	Cruise Control
Tilt & Telescoping Wheel	Tilt/Telescoping Steering Wheel	Tilt/Telescoping Steering Wheel	Tilt/Telescoping Steering Wheel	Tilt/Telescoping Steering Wheel
Seats	Manual Driver w/power Hgt & Lumbar	Manual Driver w/power Hgt & Lumbar	Seat, 8-Way Power Driver & Passenger	Seat, 8-Way Power Driver & Passenger
Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger
Radio	IOB	IOB	IO5	IO5
Wheels	Wheels, 17" aluminum - RSB	Wheels, 17" aluminum - RSB	Wheels, 18" aluminum - RV6	Wheels, 18" aluminum - RV6
Floor Mats	Floor Mats	Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Seat, Cloth Bucket	Seat, Cloth Bucket	Heated Seat, Bucket	Heated Seat, Bucket

Airbags	Frt Side and Frt/RR Head Curtain	Frt Side and Frt/RR Head Curtain	Frt Side and Frt/RR Head Curtain	Frt Side and Frt/RR Head Curtain
Other	-------------------------------	-------------------------------
Other	StabiliTrak	StabiliTrak	StabiliTrak	StabiliTrak
Other	OnStar	OnStar	OnStar	OnStar
Other	XM	XM	XM	XM
Other

Required Additional Options
	Confidence & Convenience Package - PCP Includes:	Confidence & Convenience Package - PCP Includes:

Driver Confidence Package, includes (UD7) Rear Park Assist, (UFG) Rear Cross-Traffic Alert, (UKC) Side Blind Zone Alert and (DWK) outside heated power-adjustable manual-folding body-color mirrors with turn signal indicators

Driver Confidence Package, includes (UD7) Rear Park Assist, (UFG) Rear Cross-Traffic Alert, (UKC) Side Blind Zone Alert and (DWK) outside heated power-adjustable manual-folding body-color mirrors with turn signal indicators

Driver Convenience Package, includes (BTV) Remote Start, (CJ2) dual-zone automatic climate control, (KA1) driver and front passenger heated seats, (N34) leather-wrapped steering wheel, (UG1) Universal Home Remote and (TB5) power liftgate

Driver Convenience Package, includes (BTV) Remote Start, (CJ2) dual-zone automatic climate control, (KA1) driver and front passenger heated seats, (N34) leather-wrapped steering wheel, (UG1) Universal Home Remote and (TB5) power liftgate

Exterior Colors	%	%
	10	30	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic
		30	GAZ - Summit White	GAZ - Summit White	GAZ - Summit White	GAZ - Summit White
		10	G7Q - Nightfall Grey Metallic	G7Q - Nightfall Grey Metallic	G7Q - Nightfall Grey Metallic	G7Q - Nightfall Grey Metallic
		15	GPJ - Cajun Red Tintcoat	GPJ - Cajun Red Tintcoat	GPJ - Cajun Red Tintcoat	GPJ - Cajun Red Tintcoat
		15	G1W - Iridescent Pearl Tintcoat	G1W - Iridescent Pearl Tintcoat	G1W - Iridescent Pearl Tintcoat	G1W - Iridescent Pearl Tintcoat
100
Interior Colors
Premium Cloth			H1T - Jet Black	H1T - Jet Black
Perforated Leather					H1Y - Jet Black	H1Y - Jet Black
					HQK - Medium Ash Gray	HQK - Medium Ash Gray

Chevrolet Tahoe
2018MY Repurchase Rental Minimum Equipment (VN9)

Model	Spec A	Spec B
Model Code	CC15706	CK15706
Equipment Group	1LT - 2WD	1LT - 4WD
Volume % of Total	60%	40%
Standard Equipment
Engine	Engine Vortec 5.3L EcoTec3 V8 - L83	Engine Vortec 5.3L EcoTec3 V8 - L84
Transmission	Transmission, Automatic	Transmission, Automatic
Air Conditioning	Air Conditioning, Dual Zone	Air Cond. Auto Dual Zone
Air Conditioning, Rear	Air Conditioning, Rear Aux.	Air Conditioning, Rear Aux.
Steering	Power Steering	Power Steering
Brakes	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS
Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.
Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel	Tilt Steering Wheel
Seats	Seat, 6 Way Power Driver	Seat, 6 Way Power Driver
Rear Defogger	Rear Defogger	Rear Defogger
Air Bags	Dual Front & Side	Dual Front & Side
Radio	Radio AM/FM/CD - UUI	Radio AM/FM/CD - UUI
Wheels	18" x 8.5" (45.7 cm x 21.6 cm) aluminum with high-polished finish - PZX	18" x 8.5" (45.7 cm x 21.6 cm) aluminum with high-polished finish - PZX
Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Seat, Cloth Bucket - A95	Seat, Cloth Bucket - A95
Other	StabiliTrak	StabiliTrak
Other	Rear Park Assist	Rear Park Assist
Other	Power Adj Pedals	Power Adj Pedals
Other	Bluetooth Interface	Bluetooth Interface

Other		XM	XM
Other		OnStar	OnStar

Requird Additional Options		PCK - Luxury Pkg.	PCK - Luxury Pkg.

includes (AS8) power fold third row 60/40 split bench seats, (ATH) Passive Entry System, (ATT) second row power release 60/40 split folding bench seat, (BTM) keyless start, (DL3) outside heated power-adjustable, power-folding mirrors, (KA6) heated second row seats, (K4C) Wireless charging device, (N38) memory power tilt and telescopic steering column, (TC2) Hands free liftgate, (T3U) fog lamps, (UD5) front and rear parking assist, (UFG) Rear Cross-Traffic Alert, (UKC) Side Blind Zone Alert and (UVD) heated steering wheel and color key rear fascia trailer hitch closeout includes (AS8) power fold third row 60/40 split bench seats, (ATH) Passive Entry System, (ATT) second row power release 60/40 split folding bench seat, (BTM) keyless start, (DL3) outside heated power-adjustable, power-folding mirrors, (KA6) heated second row seats, (K4C) Wireless charging device, (N38) memory power tilt and telescopic steering column, (TC2) Hands free liftgate, (T3U) fog lamps, (UD5) front and rear parking assist, (UFG) Rear Cross-Traffic Alert, (UKC) Side Blind Zone Alert and (UVD) heated steering wheel and color key rear fascia trailer hitch closeout

Sun, Entertainment and Destinations Package, includes additional 9 months of SiriusXM Radio and NavTraffic service, (CF5) power sunroof, (U42) rear seat DVD entertainment system and (IO6) Chevrolet MyLink radio with navigation - PCJ

Sun, Entertainment and Destinations Package, includes additional 9 months of SiriusXM Radio and NavTraffic service, (CF5) power sunroof, (U42) rear seat DVD entertainment system and (IO6) Chevrolet MyLink radio with navigation - PCJ

Exterior Colors	%
	10	GBA - Black	GBA - Black
	15	G1E - Siren Red Metallic	G1E - Siren Red Metallic
	30	GAZ - Summit White	GAZ - Summit White
	30	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic
	15	G1C - Slate Gray Metallic	G1C - Slate Gray Metallic

100
Interior Colors
		H2V - Jet Black/Dark Ash	H2V - Jet Black/Dark Ash
		H0K - Cocoa/Dune	H0K - Cocoa/Dune
		H2U - Jet Black	H2U - Jet Black

Chevrolet Traverse
2018MY Repurchase Rental Minimum Equipment (VN9)

Model	Spec A	Spec B	Spec C	Spec D	Spec E
Model Code	1NC56	1NC56	1NW56	1NW56	NX56
Equipment Group	1LT - FWD	3LT - FWD	1LT - AWD	3LT - AWD	Premier -AWD
Volume % of Total	25%	20%	25%	15%	15%
Standard Equipment
Engine	3.6 L V6 -LFY	3.6 L V6 -LFY	3.6 L V6 -LFY	3.6 L V6 -LFY	3.6 L V6 -LFY
Transmission	AUTOMATIC, 9-SPEED - M3V	AUTOMATIC, 9-SPEED - M3V	AUTOMATIC, 9-SPEED - M3V	AUTOMATIC, 9-SPEED - M3V	AUTOMATIC, 9-SPEED - M3V
Air Conditioning	Auto, tri-zone	Auto, tri-zone	Auto, tri-zone	Auto, tri-zone	Auto, tri-zone
Steering	Power assist, variable	Power assist, variable	Power assist, variable	Power assist, variable	Power assist, variable
Brakes	w/ABS, StabiliTrak, Tire Pressure Mon	w/ABS, StabiliTrak, Tire Pressure Mon	w/ABS, StabiliTrak, Tire Pressure Mon	w/ABS, StabiliTrak, Tire Pressure Mon	w/ABS, StabiliTrak, Tire Pressure Mon
Windows	Power	Power	Power	Power	Power
Door Locks	RKE standard	RKE standard	RKE standard	RKE standard	RKE standard
Cruise Control	standard	standard	standard	standard	standard
Tilt Wheel	Tilt & telescoping	Tilt & telescoping	Tilt & telescoping	Tilt & telescoping	Tilt & telescoping
Seats	Front buckets, rear benches	Ft buckets, 2nd row captain's chairs	Front buckets, rear benches	Ft buckets, 2nd row captain's chairs	Ft buckets, 2nd row captain's chairs
Rear Defogger	standard	standard	standard	standard	standard
Radio	IOA	IO6	IO5	IO6	IO6
Wheels	18" aluminum - RT1	20" aluminum - SP6	18" aluminum - RT1	20" aluminum - SP6	20" aluminum - SLY
Floor Mats	all seating positions	all seating positions	all seating positions	all seating positions	all seating positions
Seat Trim/Style

Other			8-way power driver	8-way power driver	8-way power driver	8-way power driver	8-way power driver
Other			Rear Parking Assist audible alert	Rear Parking Assist audible alert	Rear Parking Assist audible alert	Rear Parking Assist audible alert	Rear Parking Assist audible alert
Other			---	Rear Camera in ISRV mirror	---	Rear Camera in ISRV mirror	Rear Camera in ISRV mirror
Other			---	Power tailgate	---	Power tailgate	Power tailgate
Other			Steering wheel w/audio controls	Steering wheel w/audio controls	Steering wheel w/audio controls	Steering wheel w/audio controls	Steering wheel w/audio controls
Other			OnStar Directions & Connections	OnStar Directions & Connections	OnStar Directions & Connections	OnStar Directions & Connections	OnStar Directions & Connections
Other			---	---	---	---	PCL Personal Connectivity Pkg
Other			XM	XM	XM	XM
Required Additional Options

C3U - Sunroof

Exterior Colors	%	%
		30	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic
		30	GAZ - Summit White	GAZ - Summit White	GAZ - Summit White	GAZ - Summit White	GAZ - Summit White
		10	GPJ - Cajun Red Tintcoat	GPJ - Cajun Red Tintcoat	GPJ - Cajun Red Tintcoat	GPJ - Cajun Red Tintcoat	GPJ - Cajun Red Tintcoat
		15	G1W - Iridescent Pearl Tri-Coat	G1W - Iridescent Pearl Tri-Coat	G1W - Iridescent Pearl Tri-Coat	G1W - Iridescent Pearl Tri-Coat	G1W - Iridescent Pearl Tri-Coat
		15	G9K - Satin Steel Metallic	Satin Steel Metallic -G9K	Satin Steel Metallic -G9K	Satin Steel Metallic -G9K	Satin Steel Metallic -G9K
	0	100
Interior Colors

Premium Cloth	H0U - Jet Black		H0U - Jet Black
Perforated Leather-Appointed		H0Y - Jet Black		H0Y - Jet Black	H1Y - Jet Black

Premium Cloth	HJO - Dark Atmosphere/Med. Ash Gray		HJO - Dark Atmosphere/Med. Ash Gray
Perforated Leather-Appointed		HBO - Dark Atmosphere/Med. Ash Gray		HBO - Dark Atmosphere/Med. Ash Gray	H79 - Dark Atmosphere/Med. Ash Gray

Premium Cloth	HK8 - Jet Black/ Dark Galvanized		HK8 - Jet Black/ Dark Galvanized
Perforated Leather-Appointed		HK9 - Jet Black/ Dark Galvanized		HK9 - Jet Black/ Dark Galvanized	HKE - Jet Black/ Dark Galvanized

Chevrolet Suburban
2018MY Repurchase Rental Minimum Equipment (VN9)

Model		Spec A	Spec B
Model Code		CC15906	CK15906
		1LT -2WD	1LT - 4WD
Equipment Group		1LT	1LT
Volume % of Total		60%	40%
Required Additional Options		PCK - Luxury Pkg.	PCK - Luxury Pkg.

includes (AS8) power fold third row 60/40 split bench seats, (ATH) Passive Entry System, (ATT) second row power release 60/40 split folding bench seat, (BTM) keyless start, (DL3) outside heated power-adjustable, power-folding mirrors, (KA6) heated second row seats, (K4C) Wireless charging device, (N38) memory power tilt and telescopic steering column, (TC2) Hands free liftgate, (T3U) fog lamps, (UD5) front and rear parking assist, (UFG) Rear Cross-Traffic Alert, (UKC) Side Blind Zone Alert and (UVD) heated steering wheel and color key rear fascia trailer hitch closeout includes (AS8) power fold third row 60/40 split bench seats, (ATH) Passive Entry System, (ATT) second row power release 60/40 split folding bench seat, (BTM) keyless start, (DL3) outside heated power-adjustable, power-folding mirrors, (KA6) heated second row seats, (K4C) Wireless charging device, (N38) memory power tilt and telescopic steering column, (TC2) Hands free liftgate, (T3U) fog lamps, (UD5) front and rear parking assist, (UFG) Rear Cross-Traffic Alert, (UKC) Side Blind Zone Alert and (UVD) heated steering wheel and color key rear fascia trailer hitch closeout

Sun, Entertainment and Destinations Package, includes additional 9 months of SiriusXM Radio and NavTraffic service, (CF5) power sunroof, (U42) rear seat DVD entertainment system and (IO6) Chevrolet MyLink radio with navigation - PCJ

Sun, Entertainment and Destinations Package, includes additional 9 months of SiriusXM Radio and NavTraffic service, (CF5) power sunroof, (U42) rear seat DVD entertainment system and (IO6) Chevrolet MyLink radio with navigation - PCJ

Exterior Colors	%
	10	GBA - Black	GBA - Black
	15	G1E - Siren Red Metallic	G1E - Siren Red Metallic
	30	GAZ - Summit White	GAZ - Summit White
	30	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic
	15	G1C - Slate Gray Metallic	G1C - Slate Gray Metallic
100
Interior Colors		H2V - Jet Black/Dark Ash	H2V - Jet Black/Dark Ash
		H0K - Cocoa/Dune	H0K - Cocoa/Dune
		H2U - Jet Black	H2U - Jet Black

Chevrolet Express
2018MY Repurchase Rental Minimum Equipment (VN9)

Spec	Spec C	Spec D	Spec E
Model	Van Reg WB RWD	Van Reg WB RWD	Van Ext WB RWD
Equipment Group
Model Code	CG23406	CG33406	CG33706
Volume % of Total
Standard Equipment	1LT	1LT	1LT
Required Additional Options
	Radio AM/FM/CD - U0H	Radio AM/FM/CD - U0H	Radio AM/FM/CD - U0H
	Rear Defogger - C49	Rear Defogger - C49	Rear Defogger - C49
	Seat, 6-Way Power Driver - AG1	Seat, 6-Way Power Driver - AG1	Seat, 6-Way Power Driver - AG1
	UVC Rear Camera	UVC Rear Camera	UVC Rear Camera

Exterior Colors
50U - Summit White	GAZ - Summit White	GAZ - Summit White	GAZ - Summit White

Interior Colors
93G - Medium Pewter	93G - Medium Pewter	93G - Medium Pewter	93G - Medium Pewter

Buick Cascada
2018MY Repurchase Rental Minimum Equipment (VN9)

Model	Spec A
Model Code	4WT67
Equipment Group	1SP
Volume % of Total	100%
Standard Equipment	1SP
Engine	Engine, 1.6L turbo 4-cylinder, SIDI DOHC - LWC
Transmission	Transmission, 6-speed automatic - MH7
Air Conditioning	Air Cond. Auto Dual Zone - CJ2
Steering	Power Steering, Electric
Brakes	Pwr Brakes w/ 4Whl Disc & ABS
Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Entry
Cruise Control	Cruise Control
Tilt Wheel	Manual Rake and Telescoping
Seats	8-Way Power Driver Seat (includes lumbar)
Seats	Power Passenger Seat
Seats	Heated Seats, driv. & pass
Rear Defogger	Rear Defogger
Radio	Audio system, Buick IntelliLink Radio, AM/FM stereo, includes 2 USB ports, Bluetooth streaming for audio and select phones
Radio	Radio Controls, steering wheel mounted
Stabilitrak	Includes Traction Control
Wheels	Wheels, 20" (50.8 cm) dynamic twin-spoke bi-color finish - RTH
Floor Mats	Floor Mats
Seat Trim/Style	Seats, Leather Appointed Bucket - A51
Other
Other	High Resolution Driver Information Center

Other
Other		OnStar
Other
Other
Other		Fog Lamps
Other
Required Additional Options

Exterior Colors	%
Summit White - GAZ
Ebony Twilight Metallic-GB9
Toasted Coconut Metallic-GDB
Smoked Pearl Metallic-GR5
Flip Chip Silver Metallic-GWD
Deep Sky Metallic-GWJ

Interior Colors
Jet Black seats with Jet Black accents-4AA
Light Neutral seats with Jet Black accents-4CG

Buick LaCrosse (ALL NEW)
2018MY Repurchase Rental Minimum Equipment (VN9)

Model	Spec A	Spec B	Spec C	Spec D
Model Code	4ZB79	4ZB79	4ZC79	4ZC79
Equipment Group	1SL	1SL	1SP	1SP
Volume % of Total	50%	20%	10%	20%
Standard Equipment	1SL	1SL	1SP	1SP
Engine	3.6L V6, DI, VVT with cylinder deactivation(LGX)	3.6L V6, DI, VVT with cylinder deactivation(LGX)	3.6L V6, DI, VVT with cylinder deactivation(LGX)	3.6L V6, DI, VVT with cylinder deactivation(LGX)
	Hybrid Propulsion Electric -HP5	Hybrid Propulsion Electric -HP5	Hybrid Propulsion Electric -HP5	Hybrid Propulsion Electric -HP5
Transmission	6-Speed Automatic	6-Speed Automatic	6-Speed Automatic	6-Speed Automatic
Air Conditioning	Air Cond. Auto Dual Zone	Air Cond. Auto Dual Zone	Air Cond. Auto Dual Zone	Air Cond. Auto Dual Zone
Steering	Power Steering, Electric	Power Steering, Electric	Power Steering, Magnetic	Power Steering, Magnetic
Brakes	Pwr Brakes w/ 4Whl Disc & ABS	Pwr Brakes w/ 4Whl Disc & ABS	Pwr Brakes w/ 4Whl Disc & ABS	Pwr Brakes w/ 4Whl Disc & ABS
Windows	Power Windows	Power Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control	Cruise Control	Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Manual Rake and Telescoping	Manual Rake and Telescoping	Manual Rake and Telescoping	Manual Rake and Telescoping
Seats	8-Way Power Driver Seat (includes lumbar)	8-Way Power Driver Seat (includes lumbar)	8-Way Power Driver Seat (includes lumbar)	8-Way Power Driver Seat (includes lumbar)
Seats	Power Passenger Seat	Power Passenger Seat	Power Passenger Seat	Power Passenger Seat
Seats	Heated Seats, driv. & pass	Heated Seats, driv. & pass	Heated and Ventilated Seats, driv. & pass	Heated and Ventilated Seats, driv. & pass
Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger
Radio	Audio system, Buick IntelliLink Radio, AM/FM stereo, includes 2 USB ports, Bluetooth streaming for audio and select phones	Audio system, Buick IntelliLink Radio, AM/FM stereo, includes 2 USB ports, Bluetooth streaming for audio and select phones	Audio system, Buick IntelliLink Radio, AM/FM stereo, includes 2 USB ports, Bluetooth streaming for audio and select phones	Audio system, Buick IntelliLink Radio, AM/FM stereo, includes 2 USB ports, Bluetooth streaming for audio and select phones
Radio	Radio Controls, steering wheel mounted	Radio Controls, steering wheel mounted	Radio Controls, steering wheel mounted	Radio Controls, steering wheel mounted
Stabilitrak	Includes Traction Control	Includes Traction Control	Includes Traction Control	Includes Traction Control
Wheels	Wheels, 18" (45.7 cm) ultra-bright machined-faced aluminum(RDA)	Wheels, 18" (45.7 cm) ultra-bright machined-faced aluminum(RDA)	Wheels, 18" (45.7 cm) ultra-bright machined-faced aluminum(RDA)	Wheels, 18" (45.7 cm) ultra-bright machined-faced aluminum(RDA)
Floor Mats	Floor Mats	Floor Mats	Floor Mats	Floor Mats

Seat Trim/Style		Seats, Leather Appointed Bucket - A51	Seats, Leather Appointed Bucket - A51	Seats, Leather Appointed Bucket - A51	Seats, Leather Appointed Bucket - A51
Other				Hi-Per Strut Suspension	Hi-Per Strut Suspension
Other		High Resolution Driver Information Center	High Resolution Driver Information Center	High Resolution Driver Information Center	High Resolution Driver Information Center
Other		4GO Wheel, compact spare 17" (43.2 cm) steel	4GO Wheel, compact spare 17" (43.2 cm) steel	4GO Wheel, compact spare 17" (43.2 cm) steel	4GO Wheel, compact spare 17" (43.2 cm) steel
Other		OnStar	OnStar	OnStar	OnStar
Other				Driver Confidence Package #1, includes (UFG) Rear Cross-Traffic Alert and (UKC) Side Blind Zone Alert with Lane Change Alert(B26)	Driver Confidence Package #1, includes (UFG) Rear Cross-Traffic Alert and (UKC) Side Blind Zone Alert with Lane Change Alert(B26)
Other				Wireless Charging, located in center console(K4C)	Wireless Charging, located in center console(K4C)
Other		Fog Lamps	Fog Lamps	Fog Lamps	Fog Lamps
Other
Required Additional Options
			Sunroof - C3U		Sunroof - C3U

Exterior Colors	%
	15	Satin Steel Metallic -(G9K)	Satin Steel Metallic -(G9K)	Satin Steel Metallic -(G9K)	Satin Steel Metallic -(G9K)
	10	Red Quartz Tintcoat -(GPJ)	Red Quartz Tintcoat -(GPJ)	Red Quartz Tintcoat -(GPJ)	Red Quartz Tintcoat -(GPJ)
	15	White Frost Tricoat -G1W	White Frost Tricoat1 -G1W	White Frost Tricoat1 -G1W	White Frost Tricoat1 -G1W
	30	Quicksilver Metallic -GAN	Quicksilver Metallic3 -GAN	Quicksilver Metallic3 -GAN	Quicksilver Metallic3 -GAN
	30	Summit White -GAZ	Summit White -GAZ	Summit White -GAZ	Summit White -GAZ

100

Interior Colors
		Light Neutral seats with Dark Brown interior accents -HIA	Light Neutral seats with Dark Brown interior accents -HIA	Light Neutral seats with Dark Brown interior accents -HIA	Light Neutral seats with Dark Brown interior accents -HIA
		Ebony seats with Ebony interior accents -H1Y	Ebony seats with Ebony interior accents -H1Y	Ebony seats with Ebony interior accents -H1Y	Ebony seats with Ebony interior accents -H1Y
		Brandy seats with Ebony interior accents -HI9	Brandy seats with Ebony interior accents -HI9	Brandy seats with Ebony interior accents -HI9	Brandy seats with Ebony interior accents -HI9

Buick Encore
2018MY Repurchase Rental Minimum Equipment (VN9)

Model	Spec A	Spec A
Model Code	4JV76	4JN76
Equipment Group	Essence Trim - 1SL - FWD	Essence Trim - 1SL - AWD
Volume % of Total	60%	40%
Standard Equipment	1SL - FWD	1SL - FWD
Engine	Engine, ECOTEC Turbo 1.4L Variable Valve Timing DOHC 4-cylinder sequential MFI - LUV	Engine, ECOTEC Turbo 1.4L Variable Valve Timing DOHC 4-cylinder sequential MFI - LUV
Transmission	Transmission, 6-speed automatic, electronically-controlled with overdrive, includes Driver Shift Control - MNK	Transmission, 6-speed automatic, electronically-controlled with overdrive, includes Driver Shift Control - MNK
Air Conditioning	Air Conditioning, Tri-Zone - CJ2	Air Conditioning, Tri-Zone - CJ2
Air Conditioning, Rear	Air Conditioning, Rear Console	Air Conditioning, Rear Console
Steering
Brakes	4-wheel antilock, 4-wheel disc - JL9	4-wheel antilock, 4-wheel disc - JL9
Windows	Power Windows w/ Express up	Power Windows w/ Express up
Door Locks	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control	Cruise Control	Cruise Control
Steering Wheel	Heated, leather wrapped - N34	Heated, leather wrapped - N34
Seats	Seat, 8-way power driver, 8-way power pass	Seat, 8-way power driver, 8-way power pass
Rear Defogger	Rear Defogger	Rear Defogger
Radio	Radio, AM/FM w/ Adriod & Apple - IO5	Radio, AM/FM w/ Adriod & Apple - IO5
Wheels	Wheels, 18" (45.7) aluminum-RRU	Wheels, 18" (45.7) aluminum-RRU
Floor Mats	Carpeted Floor Mats	Carpeted Floor Mats
Seat Trim/Style	Heated Front & Rear, Perf Leather	Heated Front & Rear, Perf Leather
Airbags	AUJ & AL0	AUJ & AL0
Other
Other

Other
Other

Required Additional Options

Exterior Colors	%
	30	Quicksilver Metallic-GAN	Quicksilver Metallic-GAN
	30	Summit White-GAZ	Summit White-GAZ
	15	Ebony Twilight Metallic-GB0	Ebony Twilight Metallic-GB0
	15	Winterberry Red Metallic-GCS	Winterberry Red Metallic-GCS
	10	White Frost Tricoat-GP5	White Frost Tricoat-GP5

100
Interior Colors	%
	25	H36 - Light Nuetral w. Ebony Accents	H36 - Light Nuetral w. Ebony Accents
	75	H0Y - Ebony w. Ebony Accents	H0Y - Ebony w. Ebony Accents

Buick Envision
2018MY Repurchase Rental Minimum Equipment (VN9)

Model	Spec A	Spec B
Model Code	4XS26	4XZ26
Equipment Group	Essence Trim - 1SL - FWD	Essence Trim - 1SL - AWD
Volume % of Total	60%	40%
Standard Equipment	1SL - FWD	1SL - AWD
Engine	Engine 2.5L DOHC 4-cylinder - LCV	Engine 2.5L DOHC 4-cylinder - LCV
Transmission	Transmission, Auto 6 spd - MHG	Transmission, Auto 6 spd - MHG
Air Conditioning	Air Conditioning, Tri-Zone - CJ4	Air Conditioning, Tri-Zone - CJ4
Air Conditioning, Rear	Air Conditioning, Rear Console	Air Conditioning, Rear Console
Steering
Brakes	4Whl Disc - J17	4Whl Disc - J17
Windows	Power Windows w/ Express up	Power Windows w/ Express up
Door Locks	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control	Cruise Control	Cruise Control
Steering Wheel	Heated, leather wrapped - N34	Heated, leather wrapped - N34
Seats	Seat, 8-way power driver, 8-way power pass	Seat, 8-way power driver, 8-way power pass
Rear Defogger	Rear Defogger	Rear Defogger
Radio	Radio, AM/FM w/ Adriod & Apple - IO5	Radio, AM/FM w/ Adriod & Apple - IO5
Wheels	Wheels, 18" Polished Aluminum - PZW	Wheels, 18" Polished Aluminum - PZW
Floor Mats	Carpeted Floor Mats	Carpeted Floor Mats
Seat Trim/Style	Heated Front & Rear, Perf Leather	Heated Front & Rear, Perf Leather
Airbags	AUJ & AL0	AUJ & AL0
Other	Hands Free Power Lift Gate - TC2	Hands Free Power Lift Gate - TC2
Other	StabiliTrak and Traction Control - FX3	StabiliTrak and Traction Control - FX3
Other	Daytime Running Lamps, LED Signature	Daytime Running Lamps, LED Signature
Other

Other
Other
Other
Other
Other
Other
Other
Other
Other
Other
Other

Required Additional Options

Exterior Colors	%
	10	G7U - Midnight Amethyst Metallic	G7U - Midnight Amethyst Metallic
	15	G8B - Chili Red Metallic	G8B - Chili Red Metallic
	15	GB8 - Ebony Twilight Metallic	GB8 - Ebony Twilight Metallic
	30	GAZ - Summit White	GAZ - Summit White
	30	GIY - Galaxy Silver Metallic	GIY - Galaxy Silver Metallic
100

Interior Colors	%
	25	H36 - Light Nuetral w. Ebony Accents	H36 - Light Nuetral w. Ebony Accents
	75	H0Y - Ebony w. Ebony Accents	H0Y - Ebony w. Ebony Accents

Buick Enclave
2018MY Repurchase Rental Minimum Equipment (VN9)

Model	Spec A	Spec A	Spec B	Spec B
Model Code	4NB56	4NB56	4NH56	4NH56
Equipment Group	1SL - FWD	1SL - FWD	1SL - AWD	1SL - AWD
Volume % of Total	30%	30%	20%	20%
Standard Equipment	1SL - FWD	1SL - FWD	1SL - AWD	1SL - AWD
Engine	Engine 3.6L V6 - LFY	Engine 3.6L V6 - LFY	Engine 3.6L V6 - LFY	Engine 3.6L V6 - LFY
Transmission	Transmission, Auto 9 spd - M3W	Transmission, Auto 9 spd - M3W	Transmission, Auto 9 spd - M3W	Transmission, Auto 9 spd - M3W
Air Conditioning	Air Conditioning, Tri-Zone - CJ2	Air Conditioning, Tri-Zone - CJ2	Air Conditioning, Tri-Zone - CJ2	Air Conditioning, Tri-Zone - CJ2
Air Conditioning, Rear	Air Conditioning, Rear Controls	Air Conditioning, Rear Controls	Air Conditioning, Rear Controls	Air Conditioning, Rear Controls
Steering	Variable Effort Power Steering	Variable Effort Power Steering	Variable Effort Power Steering	Variable Effort Power Steering
Brakes	Brakes, Pwr 4Whl Disc w/ABS	Brakes, Pwr 4Whl Disc w/ABS	Brakes, Pwr 4Whl Disc w/ABS	Brakes, Pwr 4Whl Disc w/ABS
Windows	Power Windows w/ Express up	Power Windows w/ Express up	Power Windows w/ Express up	Power Windows w/ Express up
Door Locks	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control	Cruise Control	Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel, Telescopic	Tilt Steering Wheel, Telescopic	Tilt Steering Wheel, Telescopic	Tilt Steering Wheel, Telescopic
Seats	Seat, 8-way power driver, 8-way power pass	Seat, 8-way power driver, 8-way power pass	Seat, 8-way power driver, 8-way power pass	Seat, 8-way power driver, 8-way power pass
Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger
Radio	Radio, AM/FM w/CD - IO5	Radio, AM/FM w/CD - IO5	Radio, AM/FM w/CD - IO5	Radio, AM/FM w/CD - IO5

Wheels		Wheels, 18 " (45.7 cm) aluminum-RKQ	Wheels, 18 " (45.7 cm) aluminum-RKQ	Wheels, 18 " (45.7 cm) aluminum-RKQ	Wheels, 18 " (45.7 cm) aluminum-RKQ
Floor Mats		Floor Mats	Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style		Leather-Appointed, Buckets Power	Leather-Appointed, Buckets Power	Leather-Appointed, Buckets Power	Leather-Appointed, Buckets Power
Airbags		Dual Front & Side - AY0	Dual Front & Side - AY0	Dual Front & Side - AY0	Dual Front & Side - AY0
Other		Power Lift Gate	Power Lift Gate	Power Lift Gate	Power Lift Gate
Other		StabiliTrak and Traction Control	StabiliTrak and Traction Control	StabiliTrak and Traction Control	StabiliTrak and Traction Control
Other		High Intensity Discharge (HID) Lighting	High Intensity Discharge (HID) Lighting	High Intensity Discharge (HID) Lighting	High Intensity Discharge (HID) Lighting
Other		7 passenger seating - ABE	7 passenger seating - ABE	8 passenger seating - ABE	8 passenger seating - ABE
Other		Heated Seats - KA1	Heated Seats - KA1	Heated Seats - KA1	Heated Seats - KA1
Other		Spare - No Inflation Kit	Spare - No Inflation Kit	Spare - No Inflation Kit	Spare - No Inflation Kit
Other
Other		XM Radio	XM Radio	XM Radio	XM Radio
Other		OnStar	OnStar	OnStar	OnStar
Other		Remote Start	Remote Start	Remote Start	Remote Start
Other		Rear View Camera	Rear View Camera
Other		Rear Park Assist	Rear Park Assist	Rear Park Assist	Rear Park Assist
Other		7" color touch screen with Intellilink	7" color touch screen with Intellilink	7" color touch screen with Intellilink	7" color touch screen with Intellilink
Other		Center Side impact airbag	Center Side impact airbag	Center Side impact airbag	Center Side impact airbag
Other		Side Blind Zone Alert with Cross Traffic Detection	Side Blind Zone Alert with Cross Traffic Detection	Side Blind Zone Alert with Cross Traffic Detection	Side Blind Zone Alert with Cross Traffic Detection

Required Additional Options

			Sunroof - C3U		Sunroof - C3U

Exterior Colors	%

	30	Satin Steel Metallic - G9K	Satin Steel Metallic - G9K	Satin Steel Metallic - G9K	Satin Steel Metallic - G9K
	15	Dark Slate Metallic - GPA	Dark Slate Metallic - GPA	Dark Slate Metallic - GPA	Dark Slate Metallic - GPA
	15	Pepperdust Metallic - GMU	Pepperdust Metallic - GMU	Pepperdust Metallic - GMU	Pepperdust Metallic - GMU
	10	Red Quartz Tintcoat - GPJ	Red Quartz Tintcoat - GPJ	Red Quartz Tintcoat - GPJ	Red Quartz Tintcoat - GPJ
	30	Summit White - GAZ	Summit White - GAZ	Summit White - GAZ	Summit White - GAZ

100

Interior Colors	%

	50	Dark Galvanized seats with Ebony interior accents - HKE	Dark Galvanized seats with Ebony interior accents - HKE	Dark Galvanized seats with Ebony interior accents - HKE	Dark Galvanized seats with Ebony interior accents - HKE
	50	Shale seats with Ebony interior accents - H8X	Shale seats with Ebony interior accents - H8X	Shale seats with Ebony interior accents - H8X	Shale seats with Ebony interior accents - H8X

GMC Terrain
2018MY Repurchase Rental Minimum Equipment (VN9)

Model	Spec A	Spec B	Spec C	Spec D
Model Code	TXL26	TXB26	TXM26	TXC26
Equipment Group	3SA (SLE-2) - 2WD	3SA (SLE-2) - 4WD	4SA (SLT) - 2WD	4SA (SLT) - 4WD
Equipment Group	3SA (SLE-2)	3SA (SLE-2)	4SA (SLT)	4SA (SLT)
Volume % of Total	25%	30%	20%	25%
Standard Equipment
Engine	1.5L Turbo DOHC 4-cylinder LYX	1.5L Turbo DOHC 4-cylinder LYX	1.5L Turbo DOHC 4-cylinder LYX	1.5L Turbo DOHC 4-cylinder LYX
Transmission	Transmission, 9-speed automatic M3U	Transmission, 9-speed automatic M3U	Transmission, 9-speed automatic M3H	Transmission, 9-speed automatic M3H
Air Conditioning	Auto Single Zone	Auto Single Zone	dual-zone automatic climate control	dual-zone automatic climate control
Steering	Power Steering	Power Steering	Power Steering	Power Steering
Brakes	Brakes, Pwr 4Whl Disc w/ABS	Brakes, Pwr 4Whl Disc w/ABS	Brakes, Pwr 4Whl Disc w/ABS	Brakes, Pwr 4Whl Disc w/ABS
Windows	Power Windows	Power Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.
Cruise Control	Cruise Control	Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel, Telescopic	Tilt Steering Wheel, Telescopic	Tilt Steering Wheel, Telescopic	Tilt Steering Wheel, Telescopic
Seats	Seat, 5-Pass	Seat, 5-Pass	Seat, 5-Pass	Seat, 5-Pass
Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger
Radio	IOR	IOR	IOS	IOS
Wheels	17" x 7" (43.2 cm x 17.8 cm) aluminum - RSB	17" x 7" (43.2 cm x 17.8 cm) aluminum - RSB	Wheels, 18" aluminum - RV6	Wheels, 18" aluminum - RV7
Floor Mats	Floor Mats	Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Premium Cloth	Premium Cloth	Leather	Leather

Other			Power Driver Seat: 8-Way	Power Driver Seat: 8-Way	Power Driver Seat: 8-Way	Power Driver Seat: 8-Way
Other			Leather Wrapped w/ Audio	Leather Wrapped w/ Audio	Leather Wrapped w/ Audio	Leather Wrapped w/ Audio
Other			Premium Audio - Pioneer 8-Spk	Premium Audio - Pioneer 8-Spk	Premium Audio - Pioneer 8-Spk	Premium Audio - Pioneer 8-Spk
Other			---------------	---------------	Remote Start	Remote Start
Other			StabiliTrak	StabiliTrak	StabiliTrak	StabiliTrak
Other			OnStar w/ Bluetooth	OnStar w/ Bluetooth	OnStar w/ Bluetooth	OnStar w/ Bluetooth
Other			XM	XM	XM	XM
Other			Manual Liftgate	Manual Liftgate	Manual Liftgate	Manual Liftgate
Other			---------------	---------------
Other			---------------	---------------
Other			---------------	---------------
Other			---------------

Required Additional Options			---------------	---------------	---------------	---------------

					2.0L Turbo, 4-cylinder - LTG	2.0L Turbo, 4-cylinder - LTG

Exterior Colors	%
	10	GPJ	Red Quartz Tintcoat	Red Quartz Tintcoat	Red Quartz Tintcoat	Red Quartz Tintcoat
	10	G35	Blue Steel Metallic	Blue Steel Metallic	Blue Steel Metallic	Blue Steel Metallic
	30	GAN	Quicksilver Metallic	Quicksilver Metallic1	Quicksilver Metallic1	Quicksilver Metallic1
	30	GAZ	Summit White	Summit White3	Summit White3	Summit White3
	10	GB8	Ebony Twilight Metallic	Ebony Twilight Metallic1	Ebony Twilight Metallic1	Ebony Twilight Metallic1
	10	G8K	Coppertino Metallic	Coppertino Metallic	Coppertino Metallic	Coppertino Metallic
100
Interior Colors			Custom Cloth	Custom Cloth	Leather	Leather

H1T - Jet Black	H1T - Jet Black	H0Y - Jet Black	H0Y - Jet Black
H72 - Medium Ash Gray/Jet Black	H72 - Medium Ash Gray/Jet Black	H17 - Medium Ash Gray/Jet Black	H17 - Medium Ash Gray/Jet Black

GMC Acadia
2018MY Repurchase Rental Minimum Equipment (VN9)

Model	Spec A	Spec B	Spec C	Spec C
Model Code	TNC26	TNK26	TND26	TNL26
Equipment Group	3SB (SLE-2) - FWD	3SB (SLE-2) - AWD	4SA (SLT-1) - FWD	4SA (SLT-1) - AWD
Volume % of Total	30%	20%	30%	20%
Standard Equipment
Engine	2.5L DOHC 4-cylinder SIDI with Variable Valve Timing(LCV)	2.5L DOHC 4-cylinder SIDI with Variable Valve Timing(LCV)	2.5L DOHC 4-cylinder SIDI with Variable Valve Timing(LCV)	3.6L V6, SIDI, DOHC with Variable Valve Timing(LGX)
Transmission	Transmission, 6-speed automatic(M2D)	Transmission, 6-speed automatic(M2D)	Transmission, 6-speed automatic(M2D)	Transmission, 6-speed automatic(M7U)
Air Conditioning	Air Conditioning, Single Zone - C67	Air Conditioning, Tri-Zone - CJ2	Air Conditioning, Tri-Zone - CJ2	Air Conditioning, Tri-Zone - CJ2
Air Conditioning, Rear	Air Conditioning, Rear Controls	Air Conditioning, Rear Controls	Air Conditioning, Rear Controls	Air Conditioning, Rear Controls
Steering	Power Steering	Power Steering	Power Steering	Power Steering
Brakes	Brakes, Pwr 4Whl Disc w/ABS	Brakes, Pwr 4Whl Disc w/ABS	Brakes, Pwr 4Whl Disc w/ABS	Brakes, Pwr 4Whl Disc w/ABS
Windows	Power Windows	Power Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.
Cruise Control	Cruise Control	Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel, Telescopic	Tilt Steering Wheel, Telescopic	Tilt Steering Wheel, Telescopic	Tilt Steering Wheel, Telescopic
Seats	Seat, 6-Pas-ABB	Seat, 6-Pas-ABB	Seat, 6-Pas-ABB	Seat, 6-Pas-ABB
Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger

Radio	Radio, AM/FM w/CD - US8	Radio, AM/FM w/CD - US8	Radio, AM/FM w/CD - US8	Radio, AM/FM w/CD - US8
Wheels	Wheels, 18" Painted aluminum - PZ4	Wheels, 19" aluminum - P64	Wheels, 19" aluminum - P64	Wheels, 19" aluminum - P64
Floor Mats	Floor Mats	Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Deluxe Cloth, Buckets Manual	Leather-Appointed, Buckets Power	Leather-Appointed, Buckets Power	Leather-Appointed, Buckets Power
Air Bags	Dual Front & Side - AY0	Dual Front & Side - AY0	Dual Front & Side - AY0	Dual Front & Side - AY0
Other	Spare - No Inflation Kit	Spare - No Inflation Kit	Spare - No Inflation Kit	Spare - No Inflation Kit
Other	-------------------------------	Heated Seats - KA1	Heated Seats - KA1	Heated Seats - KA1
Other	StabiliTrak	StabiliTrak	StabiliTrak	StabiliTrak
Other	8-way power driver	8-way power driver	8-way power driver	8-way power driver
Other	2-way power frt pass	2-way power frt pass	2-way power frt pass	2-way power frt pass
Other	Blue Tooth	Blue Tooth	Blue Tooth	Blue Tooth
Other	Body Color Molding	Body Color Molding	Body Color Molding	Body Color Molding
Other	Steering Wheel with Audio Controls	Steering Wheel with Audio Controls	Steering Wheel with Audio Controls	Steering Wheel with Audio Controls
Other	Remote Start - BTV -	Remote Start - BTV -	Remote Start - BTV -	Remote Start - BTV -
Other	Rear Park Assist	Rear Park Assist	Rear Park Assist	Rear Park Assist
Other	Rear View Camera	Rear View Camera	Rear View Camera	Rear View Camera
Other	Wheels, 4 - 18" x 7.5" (45.7 cm x 19.1 cm) aluminum(RSZ)	Wheels, 4 - 18" x 7.5" (45.7 cm x 19.1 cm) aluminum(RSZ)	Wheels, 4 - 18" x 7.5" (45.7 cm x 19.1 cm) aluminum(RQH)	Wheels, 4 - 18" x 7.5" (45.7 cm x 19.1 cm) aluminum(RQH)
Other	Power Liftgate	Power Liftgate	Power Liftgate	Power Liftgate
Other	ZCD - Spare Tire	ZCD - Spare Tire	ZCD - Spare Tire	ZCD - Spare Tire
Other	Side Roof Rails	Side Roof Rails	Side Roof Rails	Side Roof Rails
Other	Body Color Body Side Molding	Body Color Body Side Molding	Body Color Body Side Molding	Body Color Body Side Molding
Other	OnStar	OnStar	OnStar	OnStar
Other	XM	XM	XM	XM

Required Additional Options
3.6L V6, SIDI, DOHC with Variable Valve Timing(LGX)

Excluded Options

Exterior Colors	%
	10	G1E	Crimson Red Tintcoat	Crimson Red Tintcoat1	Crimson Red Tintcoat1	Crimson Red Tintcoat1
	15	G1W	White Frost Tricoat	White Frost Tricoat1	White Frost Tricoat1	White Frost Tricoat1
	30	GAN	Quicksilver Metallic	Quicksilver Metallic1	Quicksilver Metallic1	Quicksilver Metallic1
	30	GAZ	Summit White	Summit White3	Summit White	Summit White3
	15	G8K
100
Interior Colors
			H1T - Jet Black	H1T - Jet Black	H0Y - Jet Black	H0Y - Jet Black

			H81 - Dark Ash Gray/ Light Ash Gray	H81 - Dark Ash Gray/ Light Ash Gray	H84 - Cocoa/ Light Ash Gray	H84 - Cocoa/ Light Ash Gray

GMC Yukon
2018MY Repurchase Rental Minimum Equipment (VN9)

Model	Spec A	Spec B
Model Code	TC15706	TK15706
Equipment Group	4SA (SLT) - 2WD	4SA (SLT) - 4WD
Equipment Group	4SA (SLT)	4SA (SLT)
Volume % of Total	60%	40%
Standard Equipment
Engine	Engine Vortec 5.3L V8 Flex - LMG	Engine Vortec 5.3L V8 Flex - LMG
Transmission	Transmission, Automatic	Transmission, Automatic
Air Conditioning	Air Cond. Auto Tri- Zone	Air Cond. Auto Tri- Zone
Air Conditioning, Rear	Air Conditioning, Rear Aux.	Air Conditioning, Rear Aux.
Steering	Power Steering	Power Steering
Brakes	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS
Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.
Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel	Tilt Steering Wheel
Seat	Seat, 6 Way Power Driver	Seat, 6 Way Power Driver
Rear Defogger	Rear Defogger	Rear Defogger
Radio	Radio AM/FM/6 disc CD UUIJ- single disc w/ USB & req. U42	Radio AM/FM/6 disc CD UUIJ- single disc w/ USB & req. U42
Wheels	Wheels, 18" aluminum - QF8	Wheels, 17" aluminum - N88
Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Seat, Leather Bucket	Seat, Leather Bucket
Other	STD 3 Pass 3rd Row Seat - AS3	STD 3 Pass 3rd Row Seat - AS3
Other	StabiliTrak	StabiliTrak
Other	Power Adj Pedals	Power Adj Pedals
Other	Rear Park Assist	Rear Park Assist

Other		XM	XM
Other		OnStar	OnStar
Other		Bluetooth for phone	Bluetooth for phone

Required Additional Options
		PCJ - Sun, Entertainment and Destinations Package includes:	PCJ - Sun, Entertainment and Destinations Package includes:
		additional 9 months of SiriusXM Radio and NavTraffic service	additional 9 months of SiriusXM Radio and NavTraffic service
		(CF5) power sunroof	(CF5) power sunroof
		(IO6) Audio system with navigation	(IO6) Audio system with navigation
		(U42) rear seat entertainment system	(U42) rear seat entertainment system

Exterior Colors	%
41U - Onyx Black	10	GBA - Black	GBA - Onyx Black
89U - Crystal Red Tintcoat	15	G1E - LIMITED ADDICTION RED TINT	G1E - LIMITED ADDICTION RED TINT
98U - White Diamond Tricoat	30	GAZ - Summit White	GBN - White Diamond Tricoat
GAN - Quicksilver Metallic	30	GAN - Silver Ice Metallic	GAN - Quicksilver Metallic
	15	G1C - Pewter Metallic	G1C - Pewter Metallic
100

Interior Colors
193/196 - Ebony		H2K - Jet Black	H2K - Jet Black
333/336 - Light Tan		H2Y - Cocoa/Dune	H2Y - Cocoa/Dune
833/836 - Light Titanium

GMC Yukon XL
2018MY Repurchase Rental Minimum Equipment (VN9)

Model		Spec A	Spec B
Model Code		TC15906	TK15906
Equipment Group		4SA (SLT) - 2WD	4SA (SLT) - 4WD
Volume % of Total		60%	40%
Required Additional Options
		PCJ - Sun, Entertainment and Destinations Package includes:	PCJ - Sun, Entertainment and Destinations Package includes:
		additional 9 months of SiriusXM Radio and NavTraffic service	additional 9 months of SiriusXM Radio and NavTraffic service
		(CF5) power sunroof	(CF5) power sunroof
		(IO6) Audio system with navigation	(IO6) Audio system with navigation
		(U42) rear seat entertainment system	(U42) rear seat entertainment system

Exterior Colors	%
	10	GBA - Onyx Black	GBA - Onyx Black
	15	G1E - Crimson Red Tintcoat	G1E - Crimson Red Tintcoat
	30	GAZ - Summit White	GAZ - Summit White
	30	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic
	15	G9K - Satin Steel Metallic	G9K - Satin Steel Metallic

100
Interior Colors
193/196 - Ebony		H2K - Jet Black	H2K - Jet Black
333/336 - Light Tan		H2Y - Cocoa/Dune	H2Y - Cocoa/Dune
833/836 - Light Titanium

Attachment 1B

General Motors Fleet

Remarketing

GENERAL MOTORS COMPANY
2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM TURN-IN STANDARDS AND PROCEDURES

Design, Build, and Sell the World’s Best Vehicles!

Revised 1-27-17

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017

	TABLE OF CONTENTS
	REMARKETING CONTACT INFORMATION	3

	SECTION 1- GENERAL CONDITION STANDARDS	4
1	Vehicle Return Requirements	4
2	Title, Registration, Tax and VIN Plate	6
3	Vehicle Damage and Disclosure Requirements	8
4	Damage Allowance, Existing Damage and Previous Repairs	10

	SECTION 2- NORMAL WEAR AND TEAR AND CHARGEABLE DAMAGE	12
1	Glossary of Terms	12
2	Sheet Metal and Paint	13
3	Convertible Tops	17
4	Front and Rear Bumpers	18
5	Tires	21
6	Wheels	22
7	Interior Soft Trim and Carpets	25
8	Vehicle Glass	26

	SECTION 3- ORIGINAL AND AFTERMARKET EQUIPMENT AND ACCESSORIES	28

	SECTION 4- MISSING EQUIPMENT PROGRAM (MET)	29

	SECTION 5- VEHICLE INTEGRITY	30

	SECTION 6- LITIGATION LIABILITY	32

	SECTION 7- GENERAL TURN-IN PROCEDURES	33
1	Forecast	33
2	Delivery	34
3	Inspection at Turn-in	35
4	Vehicle Reports and Reviews	36
5	Acceptance/Stop Depreciation	37
6	Rejects	38
7	Miscellaneous	39
	EXHIBIT A- VEHICLE CATEGORIES/PRIOR REPAIR LIMITS	41
	EXHIBIT B- APPROVED TURN-BACK LOCATIONS	42
	EXHIBIT C- MET TABLE	47

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017

GENERAL MOTORS COMPANY

Remarketing Contact Information

Contact	Office Number	Cell Number	e-Mail Address
Dan A. Kennedy Manager, GM Remarketing	313 665-1432	313 319-1946	dan.kennedy@gm.com
Sandy Grinsell, Remarketing Account Mgr., All Rental Accounts	313 667-6437	313-348-1973	sandy.grinsell@gm.com
Audre’ Walls Remarketing Account Mgr., Vehicle Acceptance, Inspections, Guidelines, and Turn-back Locations	313 667-6444	313 378-4366	audre.walls@gm.com

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017

SECTION 1 - GENERAL CONDITION STANDARDS

1)	Vehicle Return Requirements

a)
Vehicles must be maintained as described in the Vehicle Owner’s Manual. All body and mechanical repairs must utilize General Motors parts. Failure to comply may result in permanent rejection of the vehicle.

i)	The repair/replacement of an engine or transmission that is due to non-compliance of vehicle maintenance will render the vehicle “Permanently Ineligible”.

b)
Each vehicle shall be in sound mechanical and electrical operating condition. All lights and lamps must be operational. Any visible warning lights, i.e., check engine, change oil, SIR, TPS, etc., on the instrument panel must be corrected prior to turn-in or the vehicle will be “Currently Ineligible”.

c)	Rental Account (RAC) must place identification markings or RAC sticker on the driver’s side rear or back glass noting the RAC name, type of return (GM Rental Repurchase), and date.

d)	A vehicle must comply with all aspects of the applicable program parameters or it is not eligible for return.

e)
Vehicle(s) must be returned washed and vacuumed. General Motors’ expectation of a vehicle’s condition, when returned by the rental company, is that it will be in the same condition as it is when provided to a rental customer.

i)
A dirty interior MET charge of $35 will be assessed when the interior of the vehicle is littered with trash. Excessive or offensive trash in the vehicle, such as cups, bottles, newspapers, food, bags, roadmaps, etc., that would hinder interior inspection would generate the dirty interior MET charge.

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017

ii)
Vehicles with an exterior that is too dirty to inspect will be gate released to the rental account for washing. When the vehicle is returned and inspected, a $75 re-inspection fee will be charged unless special arrangements have been made.

f)
Vehicles must have a minimum of ¼ tank of fuel with the exception of Hawaii vehicles, which cannot exceed ¼ tank of fuel. Vehicles with less than ¼ tank of fuel but more than 1/8 will be assessed a MET charge of $15. Vehicles below 1/8 tank of fuel will be deemed “Currently Ineligible” and released to the rental account for low fuel. When the vehicle is returned, a $75 re-inspection fee will be charged.

g)
Emissions labels must be in place and legible on all vehicles returned to General Motors. Vehicles without an emission label are considered “Currently Ineligible” and will be gate released to the rental account. A $75 re-inspection fee will be charged when the vehicle is corrected and returned.

h)	Vehicles must have two (2) sets of keys, programmed keyless remotes, owner manuals, floor mats, and all other remotes and headphones, included as original equipment.

i)
Vehicles must display actual mileage. General Motors approved procedures must be followed when repairing or replacing instrument clusters/odometers. Consult a General Motors dealer for proper replacement.

j)
All warranty and campaign claims should be completed prior to returning the vehicle to General Motors. Failure to complete warranty and/or campaign claims may render the vehicle “Currently Ineligible”. Parts availability concerns for warranty and campaign repairs will be addressed on a case by case basis. A $75 re-inspection fee will be charged when the vehicle is returned. Repair of existing body damage is not required for vehicles released for warranty, mechanical or campaign repairs.

k)	Any vehicle equipped with supplemental inflatable restraints (S.I.R.) including driver, passenger or side airbags that have been deployed, missing or otherwise disconnected, must be replaced

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017 with an approved OEM replacement and must meet General Motors standards prior to turn-in.

l)
Vehicles with prior theft reports with agencies such as Carfax, Autocheck, etc., must have the reports cleared prior to returning the vehicle. If discovered after acceptance, vehicle may be rejected from the auction, if resolution is not timely.

2)	Title, Registration, Tax, and VIN Plate

a)	A vehicle submitted with a Certificate of Origin (C.O.V.) or a branded title is not eligible for return.

b)
All vehicles must have a valid and current registration, at the time of acceptance. State and local taxes must be paid prior to turn-back. The Daily Rental Company must comply with state regulations pertaining to proof of payment for state and local taxes.

c)
Titles for all turn-in vehicles must be received by a General Motors approved Title Center within three (3) business days of vehicle turn-in. The vehicle turn-in date is considered the first day. General Motors approved title centers are:

Jack Cooper CT Services Title Center
20 Oak Hollow, Suite 125
Southfield, MI 48033
Phone: 248 351-9550 ext. 3004014
danderson@jackcooper.com
SGS Title Center
9805-L Northcross Center Court
Huntersville, NC 28078
Phone: 704 997-1085
Christina.campbell@sgs.com
FAX:     704 997-1090

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017

d)	All title shipments to the title center must contain a packing list and include the following information:
Company Name and Address
Contact Name and Phone Number
E-mail Address and Fax Number
Full VIN for each title in the package

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017

When sending more than ten titles, e-mail an Excel spreadsheet listing the VIN number of each title enclosed. From that list, the title center will “pre-receive” the titles electronically, verify the titles upon actual receipt, provide documented confirmation, and advise of any discrepancies.

e)
The Daily Rental Company must remove each vehicle at an auction or turn-in site, if the title for such vehicle is not received within 30 days of the turn-in date. The vehicle will be “Currently Ineligible” and will be assessed a re-inspection fee, if it is returned.

f)	The plate containing the Vehicle Identification Number (VIN):

i)	Must be completely readable and properly attached to the dash panel. Any obstruction causing a portion of the plate to be covered is not acceptable.

ii)	Cannot be damaged in any manner and must be flush and secure with rivets intact.

iii)	Must meet these criteria otherwise the vehicle will be “Permanently Ineligible” and returned to the rental account.

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017

3)	Vehicle Damage and Disclosure Requirements

a)
The General Motors Disclosure Policy mandates that all prior damage and repairs are electronically disclosed prior to turn back, excluding warranty repairs performed by the Daily Rental Company or a General Motors dealer.

i)
Completion of the electronic disclosure requires a User ID and password to access the Remarketing Inventory Management System (RIMS). Contact the Remarketing Account Manager assigned to your account shown on page three. The User ID, password, web address and instructions will be sent via e-mail within 24 hours of request.

ii)	The electronic disclosure box must be checked (Yes or No) confirming or denying previous damage. Failure to disclose previous damage at turn-in will be grounds for rejecting the vehicle.

iii)
Collision damage must be disclosed and supported by repair orders. Repair orders must accurately reflect all work performed and include all associated repair costs. The inspection provider, on General Motors behalf, will request a repair order when:

Previous repaired damage noted during the inspection does not agree with the disclosure
The dollar amount disclosed appears too high or low based on the visual inspection. There is no arbitrary rule or guideline, such as any damage over $XXX amount or damage to X number of body panels, used as a basis for requesting a repair order.
The disclosed damage areas and the disclosed repair amount appear significantly out of line.
Upon request, repair orders must be received by the inspection provider within two business days of the request to maintain

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017 the original turn-in date. Repair orders that are not received by the inspection provider within seven business days will cause the vehicle to be “Currently Ineligible” and gate released from the yard until the repair order is available. A $75 re-inspection fee will be charged, if the vehicle is returned and the repair order provided.

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017

4)	Damage Allowance, Existing Damage and Previous Repairs

a)	General Motors will absorb the cost of repairs on vehicles returned with $450 or less existing damage.

i)	General Motors will charge the Daily Rental Company for current damage in excess of the $450 damage allowance plus a service fee.

ii)	Missing equipment will not be included as part of the chargeable damage allowance, but will be charged per the Missing Equipment Program (refer to Section 4 for MET).

iii)	The service fee will be applied as follows:

Amount in Excess of $450	Service Fee
$0 to $99.99	Equal to amount over $450
$100 to $1,099.99	$100
$1,100 to $1,549.99	$200

b)	Vehicles with existing damage exceeding $2,000 are “Currently Ineligible” for return.

c)
Prior repairs cannot exceed $2,500 for Category 1 vehicles, $3,000 for Category 2 vehicles, $3,500 for Category 3 vehicles, and $4,500 for Category 4 vehicles. These amounts exclude costs related to vehicle glass, tires, wheels, wheel covers, SIR system components, “Loss of Use”, sales tax and towing charges. Vehicles exceeding these maximums are not eligible for turn-in. See Exhibit A – Vehicle Categories/Prior Repair Limits.

d)	Vehicles with “Poor Prior Repairs” of $700 or less will be accepted. The estimated poor prior repair cost will be charged to the Daily Rental Company under the MET program. Vehicles with poor prior

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017 repairs exceeding $700 will be considered “Currently Ineligible” and released to the Daily Rental Company.

e)
Vehicles identified as “Currently Ineligible” due to mechanical, warranty/campaign, unacceptable glass, or un-matched tires, etc., will be gate released for repairs to these conditions only, and can be returned for acceptance consideration.

f)
When returned, if the vehicle has had partial repairs on any chargeable damage identified when it was originally inspected, including poor prior repairs, the entire vehicle must be repaired to no more than $100 in chargeable damage. A $75 re-inspection fee will apply.

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017

5)
SECTION 2 - NORMAL WEAR AND TEAR AND CHARGEABLE DAMAGE
Listed below is the nomenclature commonly used to describe types of damage on inspection reports.
Glossary of Terms “General Description”

a)	Abrasion – A lightly scratched or worn area of the finish either paint, clear coat, or chrome that does not penetrate to the base material of the part or panel.

b)	Chip – Confined area where paint has been removed from the surface usually not larger than 1/4 inch for purposes of these return guidelines.

c)	Dent – a depression of any size in the panel material whether metal, composite, or other, with or without paint damage.

d)	Ding – A small dent, an inch or less in diameter, with or without paint damage.

e)	Gouge – An area where the damage has penetrated the finish and removed a portion of the base material of the part or panel.

f)	Scratch – A cut in the surface of any material that may or may not penetrate the finish.

g)	Scuff – A worn or rough spot that is deep enough to disturb the base material of the part or panel but does not remove any base material.

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017

Sheet Metal and Paint
The following are acceptable return conditions and applicable charges.

a)	Maximum of two dents per panel that are individually no larger than one inch in diameter, does not break the paint, and qualifies for Paintless Dent Removal (PDR) are non-chargeable.

b)	Scratches in the clear coat that do not penetrate the color coat and do not catch a finger nail are non-chargeable.

c)	Chips to door, hood or deck lid edges that do not reach flat panel surfaces are non-chargeable.

d)	An appearance fee and PDR may be used on the same panel.

e)
One dent that qualifies for PDR that contains one chip inside the dent would be charged $50 for the PDR and a $20 appearance fee for the chip, totaling $70. The chip must be no larger than one-quarter (1/4) inch in diameter and cannot exhibit any spider cracks around the chip.

f)	Chipped and scratched panels:

i)	All panels except hoods:

(1)	One to three chips individually no larger than one-quarter (1/4) inch in diameter are non-chargeable.

(2)	Four to six chips per panel will be charged a $20 appearance fee.

(3)	Over six chips per panel will require a minimum of a panel refinish.

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017

ii)	Hood panels:

(1)
The chart below shows acceptable return conditions and applicable charges for hood damage. Scratches that individually do not exceed ¼ inch in length may be used in any combination with chips but not to exceed the quantities shown in the chart.

HOOD – LEADING EDGE, FIRST 5”	HOOD – ALL BUT LEADING EDGE	CHARGES
Maximum of 6 chips / scratches	Maximum of 3 chips / scratches	Non-chargeable
Maximum of 10 chips / scratches	Maximum of 6 chips / scratches	$40 Appearance fee
Greater than 10 chips / scratches	Greater than 6 chips / scratches	Hood panel refinish

g)	Vehicles with damage confined to either the upper or lower half of a panel may qualify for a partial panel repair.

i)	A partial panel repair can only be considered when there is a clean break between the upper and lower portion of the panel.

ii)	A clean break is defined as a body side molding, cladding, etc., that runs from one end of the panel to the other with no gaps at either end.

iii)	Body lines are not a clean break and partial panel repair does not apply.

h)
The floor of a pick-up truck box is considered one panel. Two dents in the truck box no larger than one inch that do not break the paint are non-chargeable. One dent to the wheelhouse no larger than one inch that does not break the paint is non-chargeable. PDR cannot be used on the floor or wheelhouse of a pick-up truck.

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017

i)	Paintless Dent Repair - General Motors’ inspection providers will utilize industry standards to determine panel accessibility by vehicle. Below are PDR conditions, limitations, and applicable charges:

i)	Conditions

(1)	Rounded dents up to four inches in diameter

(2)	Minor creases, shallow palm prints and protrusions are allowed

(3)	Dents across body feature lines are allowed

(4)	PDR may be used to repair existing qualifying damage to a previously repaired panel that meets GM and industry repair standards

ii)	Limitations

(1)	No PDR on poor previous repairs.

(2)	No PDR utilizing hole drilling.

(3)	No PDR where the paint is broken unless chip/PDR applies.

(4)	No PDR to sharp creases or creases over six inches.

iii)	Applicable Charges

(1)	Up to seven dings per panel will be charged $50 per panel.

(2)	Eight to 12 dings per panel will be charged $75 per panel.

(3)	Thirteen to 15 dings per panel will be charged $100 per panel.

(4)	One single dent up to six inches in diameter or one large shallow dent up to 18 inches in the hood, roof or deck lid will be charged $100.

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017

Hail Damage Guideline

Acceptable Units:

1)	Vehicles with less than $2,000 in repaired or unrepaired hail damage *.

2)	Hail damage must be repaired using PDR as defined by the Dent Wizard PDR Guide.

Ineligible Vehicles:

3)	Vehicles with over $2,000 in repaired or unrepaired hail damage

4)	Vehicles showing evidence of Paintless Dent Repair that used hole-drilling techniques
* Vehicles with repaired or unrepaired hail damage of less than $2,000 must provide a repair order or estimate detailing the damage and repair cost. The only approved PDR providers for these repair orders / estimates are either Dent Wizard or Dent Demon. If Dent Wizard or Dent Demon are not available contact your General Motors Remarketing Representative for approval of the selected PDR provider.

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017

Convertible Tops
The following are acceptable return conditions with regard to convertible tops:

a)	Stains that can be removed by normal reconditioning

b)	Abrasions that are not visually offensive

c)	Top structure must be operational and not damaged

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017

Front and Rear Bumpers

a)
Bumpers will be inspected from a standing position. The chart below shows acceptable return conditions and applicable charges for painted and textured bumpers. Scratches that individually do not exceed ¼ inch in length may be used in any combination with chips but not to exceed the quantities shown in the chart.

FRONT OR REAR BUMPER FASCIA	CHARGES
Maximum of two dents, no larger than one inch that do not break the paint	Non-chargeable
Maximum of two scratches per bumper no longer than 2” and no wider than ¼” or one scratch no longer than 4” and no wider than ¼”	Non-chargeable
Minor indentations in the rear bumper cover directly below the trunk opening, with minimal paint damage	Non-chargeable
BUMPER COVERS WITH NO OTHER DAMAGE
Maximum of 6 chips / scratches	Non-chargeable
7 – 15 chips / scratches	$20 Appearance fee
Greater than 15 chips / scratches	Minimum partial bumper repair

b)	Partial bumper repairs to painted or textured surfaces are charged based upon the following criteria:
A partial bumper repair can be performed on a rolling third or 33% of the bumper. The damage can be anywhere on the bumper as long as it is confined to an area equal to a continuous third of the bumper’s length.
Partial bumper repairs cannot be used for vehicles utilizing paints commonly referred to as pearl or tri-color due to color matching concerns.

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017

The $20 appearance fee may be used on bumpers in conjunction with a partial bumper repair if the damage is located on different areas of the bumper. For example, when there is damage to the center of the bumper and a minor chip on the left end of the bumper, the partial bumper repair charge and appearance fee would apply eliminating the need for a full refinish.
A cracked or punctured bumper fascia will be charged a minimum partial bumper repair fee of $125 for painted bumpers and $175 for textured bumpers using the criteria below:

(1)	Crack must be less than four inches in total. Puncture must not exceed the diameter of a U.S. quarter.

(2)	A maximum of two dents, individually not exceeding two inches in diameter and confined to 1/3 of the bumper area.

v)	Bumpers that are both painted and textured or two toned will be treated as separate bumpers and charged for each panel using the guidelines above.

c)
Mis-aligned front and/or rear bumper fascia from low impact collision is acceptable for $50 per bumper re-attachment fee. This charge covers the cost of re-attaching fasteners, aligning the bumper, and applies when no other damage is present. This charge cannot be used for poor previous bumper repair.

d)
Damage on the underside of the bumper observed during the undercarriage inspection, other than breakage, will not be chargeable. Cracked or broken bumpers, regardless of location will remain a chargeable repair or replacement.

e)	License plate screw holes in the front bumper cover used to attach the license plate to the bumper, without the proper bracket, will be charged a minimum $125 partial bumper repair.

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017

f)	Metal Bumpers - Painted or Chrome:
A maximum of two scratches or chips per bumper that are no longer than two inches and no wider than ¼ inch or one scratch no longer than four inches and no wider than ¼ inch that penetrates the color coat but would not require filler, are acceptable at no charge.
A maximum of two dents that are individually no larger than one inch in diameter and do not damage the paint or chrome will be charged $100.
Damage exceeding the above criteria or bumpers with chrome plating missing will result in a bumper replacement charge.

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017

Tires
The following are acceptable conditions regarding all tires including full size spare tires which must meet the same inspection criteria as a road tire:

a)	All tires must have 4/32 inch or better original tread across all primary tread grooves without any exposed belts. All tires must match by size, brand, tire line and load and speed rating.

b)
Only GM approved replacement tires are acceptable. GM Approved 2017 Replacement Tire Table is sent as a separate document. If the replacement tire cannot be located, a replacement from an approved manufacturer may be used, however, all tires must match by size, brand, tire line and load and speed rating.

c)	Tires with mushroom-type plugs, installed from the inside out, in the tread only, are acceptable. All other plugs and/or patches are unacceptable.

d)
The space saver spare tire used on most General Motors’ vehicles does not utilize the same criteria as the road tires. The space saver spare must be in the vehicle, inflated, and undamaged. The minimum 4/32 inch tread depth requirement does not apply.

e)
General Motors reserves the right to charge the Daily Rental Company via the MET Tire Program for an unacceptable repaired tire, with no right to review. Any flat, un-matched or incorrect tires will not be considered for the MET Tire Program.

f)	General Motors will allow for the replacement of two unmatched tires under the M.E.T. program.

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017

Wheels
The following are acceptable conditions for aluminum/alloy wheels, stamped and steel wheels with appropriate charges:
Non-chargeable conditions
The face of the wheel may have light scratches or scuffs to the surface not penetrating through to the base material.
Light scratches or scuffs within one inch of the outside edge of the wheel are acceptable provided they do not, in total, exceed one-third of the circumference of the wheel and can be removed with light sanding.
Chargeable conditions
Scratches, scuffs or gouges that remove material or distort the surface of the wheel may be repaired for $100.
Wheel Replacement
Damage to the base material that exceeds conditions identified above and are not repairable will be charged for a replacement using the Mitchell Manual.
Bent, cracked, or dented wheels are not repairable and must be charged for a replacement.
Chrome Clad Wheels
A flat rate MET charge of $75 per wheel for chrome clad wheels that exhibit damage in excess of the non-chargeable conditions defined in the guidelines, where the damage is up to 50% on the wheel surface/ outer rim.
If the existing damage area is greater than 50% of the wheel surface /outer rim, the wheel replacement cost will be charged. This includes bent, cracked or dented wheels, deemed non-repairable as is the current guideline.

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017

Minor scuffing non-chargeable

Non-chargeable wheel damage is defined as light scratches or scuffing that does not go through the paint or clear coat to the base material and may be removed with light sanding. This minor damage may cover up to 1/3 of the wheels circumference.

A $100 wheel repair will be charged for similar damage as shown in the two photos below. This form of damage is commonly referred to as “curb rash”. This amount will be charged against the $450 deductible.

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017

Missing material similar to or greater than this photo will require a wheel replacement charge priced from the current Mitchell Manual.

Bent, cracked or dented wheels are not repairable and must be charged for a replacement from the current Mitchell Manual.

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017

Alloy Wheel Repair Specialists (AWRS) is the only current General Motors approved wheel repair service. They can be contacted at 800-518-3040.

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017

Interior Soft Trim and Carpets
All stains which can be removed by normal reconditioning are non-chargeable.
Maximum of one burn that is less than ¼ inch in diameter and does not penetrate the backing material is non-chargeable.
Interior Soft Trim:
Leather or vinyl - tears or cuts less than two inches $100; two to four inches $125.
Plain cloth, no pattern – tears or cuts less than two inches $70; two to four inches $90.
The above repairs cannot be utilized if the damage crosses a seam in the material.
Damage exceeding the above criteria will require a trim part replacement.
Carpets:
Carpet stains that require bleaching and dying will be charged $65 per section, i.e., right front, left front, etc.
Carpet tear or puncture less than ¾ inch in diameter $50.
Carpet tear or puncture ¾ inch to two inches in diameter $125.
Damage exceeding the above criteria will require carpet replacement.
Carpet retainers and sill plates must be in place. Minor surface scuffs and scratches are acceptable.

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017

Vehicle Glass
Side, Rear, and Stationary Glass

i)	Minor pinpoint chips or vertical scratches in the side door glass is acceptable and will be noted as non-chargeable.

ii)	Minor pinpoint chips to any stationary or rear glass is acceptable and will be noted as non-chargeable.

iii)	Any damage in excess of the above will render the vehicle “Currently Ineligible” and the vehicle will be gate-released to the rental account for correction.

iv)	Side, rear, or stationery glass is not eligible for replacement under the MET Program.

a)	Windshields

i)	Pinpoint chips are non-chargeable providing the glass is not sandblasted. Sandblasted glass is defined as a series of pinpoint chips in a concentrated area.

ii)	Four chips, without legs, from 1/8 inch to 3/16 inch are non-chargeable providing no more than two chips reside in the driver’s side wiper area.

iii)	Chips without legs 1/8 inch or less located within one inch inbound from the frit band (windshield outer perimeter darkened area) are non-chargeable.

iv)	General Motors will not accept glass that has been repaired. Only OEM glass is acceptable (See table below for GM Windshield Glass Manufacturers).

v)	Damaged windshields may be replaced under the MET program.

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017

GM WINDSHIELD GLASS MANUFACTURERS

Manufacturers	Brand	Brand	Brand	Brand	Brand
AGC	AP Tech	AP Technoglass	Asahi of America	Asahi	AP
Carlex
Pilkington	LOF	United LN
PPG	PGW
Guardian
Fuyao
Vitro	Crinamex	Autotemplex	Vitroflex
Saint Gobian Sekurit	Sekurit

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017

SECTION 3 - ORIGINAL EQUIPMENT, AFTERMARKET EQUIPMENT AND ACCESSORIES

1)
All original equipment and accessories noted on the factory invoice must be on the vehicle. All missing parts (such as body side moldings, wheel covers, trunk mat, spare tire, rear van seats, jack and wheel wrench) are to be replaced prior to return with original GM equipment. All OEM options and accessories must be installed on the vehicle prior to being placed in daily rental service.

2)
Any after-market parts or accessories such as navigational systems, pick-up truck bed liners, running boards, etc., installed by the rental account or their agent must have GM Remarketing approval prior to installation. Drilling, electrical modifications, etc., without prior approval will render the vehicle “Permanently Ineligible”. Pick-up truck bed liners, running boards, etc., must be left on the vehicle at turn back.

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017

SECTION 4 - MISSING EQUIPMENT PROGRAM (MET)

1)
The Missing Equipment Program (MET) is designed to expedite turn-in by allowing the Daily Rental Company to pay for select missing parts or accessories as determined by GM Remarketing (refer to Exhibit C), as opposed to replacing the parts or accessories. Missing MET items will be deducted from the repurchase payment to the Daily Rental Company. Missing MET items will not be included as part of the $450 chargeable damage allowance (Refer to General Condition Standards – Section 4).

2)
A MET charge will be assessed for vehicles turned in with one or more missing floor mats, on vehicles so equipped. The Rental Account will be charged for a front or rear set of floor mats if one is missing. Floor mats are required per the Minimum Equipment Requirements.

3)
Keyless remotes, key fobs, and combo keys must be operational. A $30 re-programming fee will be charged for key fobs that do not operate the vehicle. The re-programming fee is included in the MET charge for missing key fobs and combo keys.

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017

SECTION 5 - VEHICLE INTEGRITY

1)
Damage which compromises the integrity of the vehicle, repaired or not, will be grounds for permanently rejecting the vehicle. Any undercarriage damage resulting from improper tie-down of the vehicle will result in permanent rejection. Damage or repairs to roof bows will result in permanent rejection. Minor damage that has not been repaired (i.e., small dents, scrapes, or scratches) which does not compromise the structural integrity of the vehicle is acceptable on the following components:

a)	Floor Panel and Trunk Floor

b)	Mid-rail Assembly – no bulging or deformity of side rails; enlarged (not torn) stamped holes and surface scratches less than 12 inches are acceptable

c)	Outer Rocker Panels and Pinch Welds

d)	Frame Rails and Rail Extensions

e)	Sub-Frame Assemblies (Engine Cradles

f)	Torque Box Cover – non-collision related

2)
Total time for frame set-up and measure of 2.0 hours or less and 1.5 hours or less for any cosmetic repair is acceptable on the following components, provided there is no structural damage and the repairs meet GM standards:

a)	Frame rail and rail extensions

b)	Apron and upper reinforcements

c)	Cowl panel

d)	Hinge and Windshield “A” pillar

e)	Center “B” pillar

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017

3)	Pulling or sectioning frame rails, door frames, and pillars are not acceptable. Repairs that utilize body filler or Bondo will, in most cases, cause the vehicle to be permanently rejected.

4)	Repaired damage or replacement of the following components is acceptable:

a)	Radiator core support

b)	Frame rail extensions

c)	Engine sub-frame (replacements only)

d)	Outer rocker panel

e)	Rear body panel

f)	Quarter panel (proper sectioning is acceptable)

g)	Roof (repair only, no repair to roof rails)

5)	Vehicles with misaligned doors are considered “Currently Ineligible” due to the difficulty in determining the cause of the misalignment.

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017

SECTION 6 - LITIGATION LIABILITY

1)
At General Motors’ discretion, the Daily Rental Company may be named in any litigation brought against General Motors as a result of the rental company’s failure to disclose damages or use of non-GM OEM parts. If a Daily Rental Company attempts to return vehicles with non-disclosed damage or purposely conceals prior repairs, it will result in loss of turn-back privileges.

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017

SECTION 7 - GENERAL TURN-IN PROCEDURES

1)	Forecast

a)	Daily Rental Company must notify GM in writing at least 30 days prior to vehicle turn-in, of the turn-in location and the return volumes.

b)	Daily Rental Company must provide the turn-in location with a two week forecast of daily return volumes every week.

c)	GM on occasion may limit daily return volumes based upon yard capacities.

d)
Forecast should be sent via e-mail to the respective General Motors account representative. Contact information including E-mail addresses can be found on page three. Failure to provide forecast, may result in delayed acceptance of vehicles.

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017

2)	Delivery

a)
Vehicles returned for repurchase shall be delivered to a General Motors approved turn-in location and parked in the designated return area at no expense to General Motors. A list of GM approved locations is attached and is subject to change at General Motors’ discretion (Exhibit B). Normal operating hours for delivery is 8 am to 5 pm, Monday through Friday. The Daily Rental Company should allow sufficient time to prepare the vehicle for turn-in including:

i)	Inspect and prep vehicle according to GM Return Guidelines, i.e., clean, vacuum, repair or replace items, as needed

ii)	Miscellaneous M.E.T. items should be visible on the front seat

iii)	Mark vehicle as a rental repurchase unit

iv)	Provide electronic damage/repair disclosure

v)	Submit a clear title to an approved Title Center (prior to returning vehicle recommended)

vi)	Transport vehicle to nearest GM approved turn-back location

vii)	Upon arrival at turn-back location, obtain directions to the inspection area

viii)	Park vehicle and leave unlocked

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017

3)	Inspection at Turn-In

a)
Vehicles will be inspected by an authorized representative of GM, using an electronic Condition Report. The initial vehicle inspection will be provided to the Daily Rental Company at General Motors’ expense.

b)
The Daily Rental Company will be charged $75 for each inspection or verification required after the initial inspection. The $75 re-inspection fee will be charged when a vehicle has been previously inspected and removed by the Daily Rental Company prior to acceptance, or when the Daily Rental Company replaces MET items.

c)	Hawaii vehicles will be charged $115 for each inspection required after the initial inspection.

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017

4)	Vehicle Reports and Reviews

a)
Vehicle Condition Reports, Missing Title Reports, Met/non-Met Reports, and Gate-Release reports are available daily through the General Motors Vehicle Inspection Website (GMIW). Rental Accounts can access this data using an assigned I.D. and password that can be obtained by contacting the GM Rental Support Representative.

b)	Vehicle worksheets are printed and available at the turn-back location for rental accounts throughout the day or on the General Motors vehicle inspection website.

c)
Reviews are conducted throughout the day. Reviews must be completed prior to 3:00 pm the day following printing of the worksheet. If the review is not completed prior to 3:00 pm, the vehicle will be processed as shown on the original inspection.

d)
Vehicles with current damage under $450 and MET charges under $100 will be processed as written, with no right to review. Programming of key fobs is not included in the $100 total and is not a reviewable MET charge.

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017

5)	Acceptance / Stop Depreciation

a)	Depreciation stops and the vehicle will be accepted once it has passed inspection, a lien-free title has been provided, and all program requirements have been satisfied.

b)
A copy of the condition report or an electronic file will serve as the acceptance receipt for the Daily Rental Company. The date used to stop depreciation will be identified on the acceptance line of the condition report or the electronic file.

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017

6)	Rejects

a)
Rejected or ineligible vehicles must be removed from return locations within three business days of notification. Failure to remove these vehicles may delay the processing of any additional returns until the rejects have been resolved.

b)
Vehicles that are classified as permanent rejects by the inspection provider will be assessed a $100 service charge. General Motors Remarketing will provide a quarterly invoice which will include the VIN, turn back location, and turn-in date. Payment is expected within 14 days.

c)
It is General Motors’ practice to ship vehicles once they pass the inspection process, with or without acceptance. On rare occasions, the title arrives late and the vehicle exceeds the maximum allowable in-service time. When this occurs, these vehicles will be rejected and all charges incurred by the auction, including shipping cost, will be charged to the Daily Rental Account and must be paid prior to release of the vehicle.

d)
If disqualifying damage is noted after vehicle acceptance, General Motors will invoice the Daily Rental Company for the vehicle purchase price, an administrative fee of $250, plus any additional costs incurred following vehicle acceptance (i.e., freight, cleanup, repairs), by a debit to current funds, or if no funds are available, a check forwarded to:

General Motors, LLC
Fleet – Remarketing
Renaissance Center
Tower 100, 19th Floor
MC 482-A19-B36
Detroit, MI 48265-1000

f)	Vehicles removed from the program are the responsibility of the Daily Rental Company. The Daily Rental Company must arrange vehicle pick-up at the location designated by General Motors.

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017

7)	Miscellaneous

a)	Rental Account request for return of vehicle:

i)	Prior to acceptance

(1)	Vehicle will be temporarily rejected by General Motors and the vehicle will be returned to the rental account. If the vehicle is returned at a later date, a $75 re-inspection fee will be charged.

(2)	Rental account will be charged a $100 administrative fee plus any additional cost incurred, i.e., shipping and auction charges.

ii)	After acceptance

(1)
Payment can be stopped – The vehicle will be released to the rental account from its current location. A $250 administrative fee will be charged to the rental account in addition to any expenses incurred by GM including inspection cost, shipping, marshaling yard fee, and auction expenses.

(2)	Payment cannot be stopped or funds have already been disbursed – The vehicle will not be returned to the rental account.

b)	Mechanical and body shop labor rates used to calculate chargeable damage are shown below and are subject to change:

i)	$40.00 Paint and Metal Repair

ii)	$40.00 Part Replacement or Mechanical

c)	Auction and Marshaling Yard Property

i)	Any abuse of personnel or property at a GM approved return facility by a Daily Rental Company representative will result in the immediate expulsion of said person from the property.

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017

Holidays and Closures

i)	All General Motors approved turn-in locations will be closed on the following dates:

(1)	January 2

(2)	May 29

(3)	July 4

(4)	September 4

(5)	November 23

(6)	November 24

(7)	December 25, 2017 - January 1, 2018

ii)	The last day for rental returns is December 20, 2017. Vehicle reviews must be completed by December 22, 2017.

iii)	General Motors reserves the right to amend this list of dates at its discretion.

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017

GENERAL MOTORS
EXHIBIT A
VEHICLE CATEGORIES / PRIOR REPAIR LIMITS

CATEGORY #1	CATEGORY #2	CATEGORY #3	CATEGORY #4
$2,500	$3,000	$3,500	$4,500

CHEVROLET	CHEVROLET	CHEVROLET	CHEVROLET
Cruze	Equinox	Impala	Corvette
Sonic	Malibu	Camaro	Suburban
Spark	Captiva	Express	Tahoe
	Trax	Colorado
Silverado
	GMC	Traverse
Terrain
		BUICK	CADILLAC
	BUICK	LaCrosse	(All Models)
	Encore	Regal
	Verano	Enclave	GMC
		Envision	Yukon / XL

GMC
Savana
Canyon
Sierra
Acadia

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017

GENERAL MOTORS
EXHIBIT B
APPROVED TURN-BACK LOCATIONS
GM reserves the right to change return locations at its discretion.
ALABAMA
ADESA Birmingham AA
804 Sollie Dr., Moody, AL 35004-0817                      (205) 640-7761

ARIZONA
ADESA Phoenix AA
6740 W. Germann, Chandler, AZ 85226                 (520) 796-1428

CALIFORNIA
Milpitas Distribution Center
650 Hammond Way, Milpitas, CA 95035                     (925) 766-7280

Wilmington Distribution Center
500 East Water Street, Wilmington, CA 92410                 (310) 518-2617

COLORADO
Union Pacific Railroad
9900 Brighton Rd. North, Henderson, CO 80640             (303) 286-0345

CONNECTICUT
Southern AA
164 South Main St., East Windsor, CT 06088-0388             (860) 292-7550

FLORIDA
Orlando Distribution Center
1600 Pine Avenue, Orlando, FL 32824                     (407) 438-5505

Tampa Distribution Center
7001 Anderson Road, Tampa, FL 33614                     (810) 618-6297

Palm Center Distribution Center
15400 Corporate Road South, Jupiter, FL 33478             (561) 799-7177

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017

GENERAL MOTORS
APPROVED TURN-BACK LOCATIONS – CONT’D.

GEORGIA
Manheim Georgia AA
6895 Campbellton Rd SW, Atlanta, GA 30331                 (404)304-0820

HAWAII
Honolulu Distribution Center, Pasha Hawaii
Honolulu Harbor Piers 1 & 2
Fort Armstrong
Forest Avenue
Honolulu, HI 96819                                 (808) 848-8146

Maui Distribution Center
Pier 1 - 105 Ala Luna Street, Kahului, HI 96732                 (808) 848-8146

IDAHO
ADESA Idaho AA – Limited hours of operation
7355 Eisenman Rd., Boise, ID 83716                     (208) 395-3111

ILLINOIS
Manheim Arena AA
550 South Bolingbrook Dr., Bolingbrook, IL 60440             (630) 679-2111

ABC St. Louis AA
721 South 45th Street, Centreville, IL 62207             (636) 332-1227 X227

INDIANA
ADESA Indianapolis AA
2950 East Main Street, Indianapolis, IN 46168                 (317) 838-5777

MARYLAND
Baltimore/Jessup
8459 Dorsey Run Road, Jessup, MD 20794                 (301) 604-7316

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017

GENERAL MOTORS
APPROVED TURN-BACK LOCATIONS - CONT’D.

MASSACHUSETTS
ADESA Boston AA/Framingham
1 Colonel James M. Halpin Drive, MA 01702                 (508) 620-2959

MICHIGAN
Manheim Flat Rock
29500 Gateway Drive, Flat Rock, MI  48134          (734) 379-0918

MINNESOTA
ADESA Minneapolis AA
17600 Territorial Road, Maple Grove, MN 55369             (763) 420-2143

MISSISSIPPI
Manheim Mississippi AA
7510 US Highway 49, Hattiesburg, MS 39402                 (810) 695-9900

MISSOURI
ADESA Kansas City
1551 ADESA Drive, Belton, MO 64081                     (816) 318-9912
FOR ST. LOUIS PLEASE SEE ILLINOIS

NEBRASKA
Manheim Omaha Marshalling Yard – Limited hours of operation
9201 S, 144th St., Omaha, NE 68138                     (402) 490-1679

NEVADA
ADESA Reno AA – Limited hours of operation
6000 Echo Ave., Reno, NV 89506                     (775) 828-3427

Union Pacific Railroad
4740 East Tropical Parkway, Las Vegas, NV 89115             (702) 632-2863

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017

GENERAL MOTORS
APPROVED TURN-BACK LOCATIONS - CONT’D.

NEW JERSEY
Port Newark Distribution Center
Lot B Craneway Street, Port Newark, NJ 07114                 (973) 274-1737

NEW MEXICO
BNSF Railway - Limited hours of operation
102 Woodward, Suite B, Albuquerque, NM 87102             (505) 247-2087

NEW YORK
State Line AA
830 Talmadge Hill Road, Waverly, NY 14892                 (607) 565-3533

NORTH CAROLINA
Manheim Statesville
145 Auction Lane, Statesville, NC 28625                  (704) 219-3033

NORTH DAKOTA
ADESA Fargo - Limited hours of operation
1650 East Main Ave., West Fargo, ND 58078             (701) 282-8203 x139

OHIO
Columbus Fair AA
2170 New World Dr., Columbus, OH 43207                 (614) 497-1710

OKLAHOMA
Dealers AA of Oklahoma City – Limited hours of operation
2900 West Reno Ave., Oklahoma City, OK 37107             (405) 290-7192

OREGON
Manheim Portland
3000 N. Hayden Island Dr., Portland, OR 97217-8257             (503) 737-3124

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017

GENERAL MOTORS
APPROVED TURN-BACK LOCATIONS - CONT’D.

PENNSYLVANIA
ADESA Pittsburgh – Limited hours of operation
378 Hunker Waltz Mill Road, New Stanton, PA 15672              (724) 910-1842

Manheim Pennsylvania
1190 Lancaster Road, Manheim, PA, 17545                 (810) 252-2247)

SOUTH CAROLINA
Charleston AA – Limited hours of operation
651 Precast Lane, Moncks, SC 29641                 (843) 761-0541 X139

TENNESSEE
ADESA Memphis AA
5400 Getwell Rd. at Holmes Rd., Memphis, TN 38118              (901) 365-8978

Manheim Nashville
8400 Eastgate Blvd., Mount Juliet, TN 37122                 (615) 818-6141

TEXAS
ADESA San Antonio AA – Limited hours of operation
200 S. Callaghan Road, San Antonio, TX 78227             (210) 434-4999

Manheim Texas Hobby AA
800 Brisbane Street, Houston, TX, 77061                 (713) 640-8306

ADESA Dallas AA
3501 Lancaster-Hutchins Rd., Hutchins, TX 75141             (972) 284-4778

UTAH
ADESA Salt Lake AA
780 South 5600 West, Salt Lake City, UT 84104-5300             (801) 366-3836

WASHINGTON
Kent Distribution Center
27430 72nd Avenue South, Kent, WA 98032                  (206) 396-4143

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017

GENERAL MOTORS
APPROVED TURN-BACK LOCATIONS - CONT’D.

WISCONSIN
Manheim Milwaukee
561 27th Street – Caledonia, WI, 53108                     (262) 824-2353

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017

EXHIBIT C

MET DESCRIPTION	MET PRICE	COMMENTS

ANTENNA MAST	8	ROOF OR FENDER
CARGO NET - TRUNK	17
CARGO SHADE	108
CHARGING CABLE - VOLT	420
COMBINATION KEY / FOB	73
CONVERTIBLE BOOT – CAMARO	413
CONVERTIBLE BOOT BAG	55
CUP HOLDER	15
CUP HOLDER-MULTIPLE	30
DIRTY INTERIOR	35
DOME LAMP COVERS-MULTIPLE	10
DOME LIGHT COVER	5
DVD REMOTE CONTROL	48
DVD WIRELESS HEADPHONE 1 SET	125
DVD WIRELESS HEADPHONE 2 SETS	250
ELECTRONIC ENGINE KEY	35
EMERGENCY HIGHWAY PKG	144
FLOOR MAT - CARGO - SUV - VAN	50
FLOOR MAT - FRONT - VAN	22
FLOOR MATS - FRONT - CAR	34
FLOOR MATS - FRONT - SUV	40
FLOOR MATS - REAR - CAR	24
FLOOR MATS - REAR - SUV	45
FLOOR MATS - REAR - VAN	30
FOOT PEDAL PAD	5
FOOT PEDAL PAD-MULTIPLE	10
GM LOGO SMALL ALL	8
HANGER HOOK	5
HAWAII - SHIP BACK SURCHARGE	450
HAWAII OUTER ISLAND SHIPPING	75
KEYLESS REMOTE (1) INCLUDES PR	97
KEYLESS REMOTE (2) INCLUDES PR	187
KEYLESS REMOTE PROGRAM 1 OR 2	30	INCLUDES COMBO KEY

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017

MET DESCRIPTION	MET PRICE	COMMENTS
MET VERIFICATION #1	75
MET VERIFICATION #2	75
MISCELLANEOUS M.E.T. # 1	10
MISCELLANEOUS M.E.T. # 2	20
MISCELLANEOUS M.E.T. # 3	30
MISCELLANEOUS M.E.T. #4	40
MISCELLANEOUS M.E.T. #5	50
MLDG DR RVL 1 CAR	60
MLDG DR RVL 2 CAR	60
MLDG ROCKER 1 CAR	120
MLDG ROCKER 1 TRK	131
MLDG ROCKER 2 CAR	120
MLDG ROCKER 2 TRK	131
MLDG ROOF SEAM L CAR	31
MLDG ROOF SEAM R CAR	31
MLDG SIDE F DR CAR	78
MLDG SIDE F DR TRK	59
MLDG SIDE FDR TRK	23
MLDG SIDE RR DR CAR	67
MLDG SIDE RR DR TRK	54
NAME PLATE RR TRK	29
NAVIGATION CD/DVD	260
NAVIGATION COMPACT FLASH CARD	199
ON SITE REPAIR (05/15/00)	75
ORGANIZER PACKAGE - CARGO	120
OWNER'S MANUAL ALL	25
PLASTIC LUG NUT COVER	13
REPAIR VERIFICATION #1	75
REPAIR VERIFICATION #2	75
RF ALLOY WHEEL APPEARANCE FEE	50
RR ALLOY WHEEL APPEARANCE FEE	50
SPARE TIRE COVER - CAR - TRUNK	45
TIRE 14" ALL - #1	120
TIRE 14" ALL - #2	120
TIRE 14" ALL - #3	120
TIRE 14" ALL - #4	120
TIRE 15" ALL - #1	130
TIRE 15" ALL - #2	130
TIRE 15" ALL - #3	130

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017

MET DESCRIPTION	MET PRICE	COMMENTS
TIRE 15" ALL - #4	130
TIRE 16" ALL EXCEPT CAR - #1	210
TIRE 16" ALL EXCEPT CAR - #2	210
TIRE 16" ALL EXCEPT CAR - #3	210
TIRE 16" ALL EXCEPT CAR - #4	210
TIRE 16" CAR - #1	160
TIRE 16" CAR.- #2	160
TIRE 16" CAR.- #3	160
TIRE 16" CAR.- #4	160
TIRE 16" LEFT INSIDE DUAL - TRK	210
TIRE 16" RIGHT INSIDE DUAL - TRK	210
TIRE 17" ALL #1	240
TIRE 17" ALL #2	240
TIRE 17" ALL #3	240
TIRE 17" ALL #4	240
TIRE 17" LEFT INSIDE DUAL - TRK	240
TIRE 17" RIGHT INSIDE DUAL - TRK	240
TIRE 18" ALL #1	250
TIRE 18" ALL #2	250
TIRE 18" ALL #3	250
TIRE 18" ALL #4	250
TIRE 19" ALL NON-PERFORMANCE #1	159
TIRE 19" ALL NON-PERFORMANCE #2	159
TIRE 19" ALL NON-PERFORMANCE #3	159
TIRE 19" ALL NON-PERFORMANCE #4	159
TIRE 19" PERFORMANCE #1	516
TIRE 19" PERFORMANCE #2	516
TIRE 19" PERFORMANCE #3	516
TIRE 19" PERFORMANCE #4	516
TIRE 20" ALL NON-PERFORMANCE #1	310
TIRE 20" ALL NON-PERFORMANCE #2	310
TIRE 20" ALL NON-PERFORMANCE #3	310
TIRE 20" ALL NON-PERFORMANCE #4	310
TIRE 20" PERFORMANCE #1	473
TIRE 20" PERFORMANCE #2	473
TIRE 20" PERFORMANCE #3	473
TIRE 20" PERFORMANCE #4	473
TIRE 21" PERFORMANCE #1	545
TIRE 21" PERFORMANCE #2	545

2017 Daily Rental Return Guidelines

Attachment 1B
GENERAL MOTORS COMPANY 2017 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after January 30, 2017

MET DESCRIPTION	MET PRICE	COMMENTS
TIRE 21" PERFORMANCE #3	545
TIRE 21" PERFORMANCE #4	545
TIRE 22" #1	268
TIRE 22" #2	268
TIRE 22" #3	268
TIRE 22" #4	268
TIRE INFLATION COMPRESSOR	119
TIRE SEALANT CANISTER	31
WHEEL, CHROME CLAD DAMAGE	75
WHEEL COVER 1 CAR	55
WHEEL COVER 1 TRUCK	39
WHEEL COVER 2 CAR	55
WHEEL COVER 2 TRUCK	39
WHEEL COVER 3 CAR	55
WHEEL COVER 3 TRUCK	39
WHEEL COVER 4 CAR	55
WHEEL COVER 4 TRUCK	39
WHEEL CTR CAP 1 CAR	26
WHEEL CTR CAP 1 TRK	21
WHEEL CTR CAP 2 CAR	26
WHEEL CTR CAP 2 TRK	21
WHEEL CTR CAP 3 CAR	26
WHEEL CTR CAP 3 TRK	21
WHEEL CTR CAP 4 CAR	26
WHEEL CTR CAP 4 TRK	21
WINDSHIELD GLASS	240
WINDSHIELD WASHER FLUID	10

2017 Daily Rental Return Guidelines

Attachment 1C
VN9 Tier Program for the 2018 Model Year GUIDELINES, RATES AND PARAMETERS

	Tier 1	Tier 2	Tier 3	Tier 4				ADDITIONAL PARAMETERS
	Cruze	Camaro	Cascada	Acadia				REQUIRED OPTIONS:
	Malibu	Camaro Cnvrt	Corvette	ATS				VN9 + CUSTOMER CODE
	Regal	Canyon	CTS	Enclave
	Sonic	Captiva	CT6	Escalade
	Spark	City Express	Envision	SRX
	Verano	Colorado	LaCrosse	Suburban
		Encore		Tahoe				REQUIRED HOLD PERIOD:
		Equinox		Traverse				MINIMUM HOLD:	0 MONTHS (0 DAYS)
		Express		XTS				MAXIMUM HOLD:	24 MONTHS (730 DAYS)
		Impala		Yukon				All 2018 MY VN9 units must be accepted before 7/31/2019
		Impala Limited		Yukon XL
SS Sedan
Savana
		Sierra						DAMAGE ALLOWANCE:
		Silverado						$450 DEDUCTIBLE
		Terrain						Refer to 2017 CY Turn-In Standards and
Trax
Month Of	Purchase Percentages					Excess		Procedures (Attachment 1B) for more information
Vehicle	Tier 1	Tier 2	Tier 3	Tier 4	Free	Mileage	Damage
Acceptance:	%	%	%	%	Miles	Penalty	Allowance
MILEAGE ALLOWANCE:
July 2017	87.5	87.5	88.5	91.5	20,000	$0.25	$450	Refer to chart for free miles and penalties
Aug	87.5	87.5	88.5	91.5	20,000	$0.25	$450	No Maximum Mileage Limitations
Sep	87.5	87.5	88.5	91.5	20,000	$0.25	$450	Effective date of mileage change is the first day of the month

Oct	87.5	87.5	88.5	91.5	22,500	$0.25	$450
Nov	86.5	87.5	87.5	90.5	22,500	$0.25	$450
Dec	85.5	87.5	87.5	90.5	22,500	$0.25	$450	IN SERVICE DATE = EXPIRATION IN TRANSIT (as shown on invoice) + 5 DAYS

Jan 2018	85.0	87.0	87.5	90.5	25,000	$0.25	$450
Feb	84.5	86.5	87.5	90.0	25,000	$0.25	$450
Mar	84.0	86.0	87.5	89.5	25,000	$0.25	$450
Apr	83.5	85.5	87.0	89.0	27,500	$0.25	$450
May	82.5	84.5	86.5	88.5	27,500	$0.25	$450
June	82.0	84.0	86.0	88.0	29,250	$0.25	$450	DEPRECIATION CALCULATIONS:

1. Capitalized cost shall be calculated at dealer cost of base vehicle and optional equipment, plus freight, less Hawaii excise tax and tire weight tax, if applicable.
2. Depreciation from the capitalized cost will be based on specific purchase percentages of dealer invoice, scaled by vehicle assignment into one of four tier groups. The return purchase amount shall be calculated as a percent of the capitalized cost including freight.
3. The return purchase percentage varies daily and is determined by the day the vehicle is returned and accepted by General Motors in accordance with GM 2016 CY Turn-In Standards and Procedures (Attachment 1B).
4. The daily purchase rate equals the change in the monthly rate divided by the number of calendar days for that month.
5. Out-of-service date shall be the date the vehicle is returned to an approved GM turn-in site provided the rental company meets all program parameters and completes the sign-off procedures.

July	81.0	83.0	85.0	87.5	29,250	$0.30	$450
Aug	80.0	81.0	84.0	86.5	29,250	$0.30	$450
Sep	79.0	80.0	83.0	84.0	29,250	$0.30	$450
Oct	77.0	77.0	81.0	83.0	29,250	$0.30	$450
Nov	76.0	77.0	78.0	82.0	29,250	$0.30	$450
Dec	75.0	77.0	77.0	81.0	29,250	$0.30	$450

Jan 2019	74.0	76.0	76.0	80.0	31,000	$0.30	$450
Feb	73.0	75.0	76.0	80.0	31,000	$0.30	$450
Mar	72.0	74.0	75.0	79.0	31,000	$0.30	$450
Apr	71.0	73.0	74.0	78.0	33,000	$0.30	$450
May	70.0	72.0	73.0	77.0	33,000	$0.30	$450
June	69.0	71.0	72.0	76.0	33,000	$0.30	$450

July	67.0	69.0	70.0	74.0	35,000	$0.40	$450
Aug	66.0	68.0	69.0	73.0	35,000	$0.40	$450
Sep	65.0	67.0	68.0	72.0	35,000	$0.40	$450
Oct	65.0	67.0	67.0	71.0	37,500	$0.40	$450
Nov	63.0	66.0	67.0	70.0	37,500	$0.40	$450
Dec	63.0	65.0	67.0	70.0	37,500	$0.40	$450

Jan 2020	63.0	65.0	66.0	69.0	40,000	$0.40	$450
Feb	61.0	64.0	65.0	68.0	40,000	$0.40	$450
Mar	59.0	62.0	64.0	65.0	40,000	$0.40	$450
Apr	57.0	61.0	63.0	64.0	42,500	$0.40	$450
May	55.0	58.0	60.0	63.0	42,500	$0.40	$450
June	53.0	55.0	57.0	60.0	42,500	$0.40	$450
July	49.0	51.0	55.0	57.0	42,500	$0.40	$450

Attachment 1D

YT1 Short Term Program for the 2018 Model Year
GUIDELINES, RATES AND PARAMETERS
	Vehicle Segment	Volume	Depreciation	[REDACTED]	[REDACTED]
			Rate	Rate	[REDACTED]
	Brand		$/unit	$/Unit	[REDACTED]

BUICK	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CADILLAC	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CHEVY CAR	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

CHEVY TRUCK	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

GMC	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Attachment 1P2

GM
2018MY DAILY RENTAL VN9 PURCHASE PROGRAM GUIDELINES

1.    PROGRAM NAME AND NUMBER:
2018 Model Year Daily Rental VN9 Purchase Program Guidelines for Daily Rental Fleet Customers (GRP)
Program Code: VN9

2.    PROGRAM DESCRIPTION:
This program makes available to GM dealers and qualified Daily Rental Fleet Customers (hereinafter “DRFC” or “DRFCs”) purchase information on selected 2018 Model Year passenger cars and light duty trucks that are sold and delivered by GM dealers to qualified DRFCs and are eligible for purchase by GM in accordance with these guidelines.

The following are not eligible for this program:
-    Preferred Equipment Group (P.E.G.)/Option package discounts
-     Van Conversions (including Hi-Cube and Step-Van) & Full Size Cargo Vans
-     Vehicles delivered from dealer inventory

A qualified DRFC must have a GM Fleet Account Number (GM FAN) to be eligible for any GM fleet incentive.

3.    PROGRAM START DATE/PROGRAM END DATE/IN SERVICE PERIOD:
Program Start Date:     Opening of 2018 Model Year ordering system
Program End Date:     When dealers are notified that 2018 Model Year fleet orders are                      no longer being accepted by GM

In-Service Period:
The In Service Date shall be the later of the following: the Expiration In Transit Date as shown on the vehicle invoice plus five (5) days or the date on which DRFC received the physical vehicle at the drop ship location if the vehicle is delivered more than 10 days past the Expiration In Transit Date plus five (5) days (the “In Service Date”) indicated on the delivery receipt.. Refer to the Tier Program Parameters (Attachment 1C) and to the 2018 MY Flat Rate Program Guidelines (Attachment 1D) for minimum and maximum In-Service periods applicable to individual programs. All vehicles to be purchased by GM under this program must be returned and accepted by July 31, 2020. All vehicles to be purchased by GM under this program must remain in service a minimum of six (6) months (180 days) from In-Service Date. GM reserves the right to audit the DRFC to ensure compliance with the minimum six (6) month In-Service requirement. Frame, fire, stolen, embezzled and/or water damaged vehicles which are ineligible for purchase do not have a minimum In-Service period. Documentation on these vehicles must be retained on file for audit purposes.

IMPORTANT - Acceptance of an order on any vehicle line does not constitute a commitment to build or to build within a specific time frame.

    All vehicles, including non-returned vehicles, supplied by GM are subject to the export control laws and regulations of the United States and the DRFC and dealers will comply with such laws and regulations.

4.    ELIGIBLE MODELS/REQUIRED OPTIONS FOR ORDER AND DELIVERY:

Eligible Models:
All new and unused 2018 Model Year GM vehicles with the required minimum factory installed equipment levels specified in Attachment 1A – 2018 MY Daily Rental VN9 Minimum Equipment Guidelines and the processing options ordered for qualified DRFCs for use as daily rental vehicles which are sold and delivered by GM dealers are eligible for this program.

1

Attachment 1P2

Required Options for Order and Delivery:
All orders must contain the fleet processing option VN9 and the DRFC code to be enrolled in the Tier Program. Flat Rate programs will require an additional processing option. Refer to Attachment 1D – 2018 MY Flat Rate Program Guidelines for additional processing options. Vehicles must be ordered with minimum option requirements specified in Attachment 1A. Processing Option VN9 will provide a net invoice less holdback. Vehicles ordered with option VN9 receive order date price protection (PRP).

Dealers are responsible for including the proper processing option on all orders. Should errors occur in the ordering of vehicles, resulting in diversions or re-invoicing, the ordering GM dealer may be charged an administrative fee by GM.

All orders must include the following:

a.	Valid GM FAN (Fleet Account Number)

b.	Option Codes: VN9 and DRFC code

c.	Order Type: FDR

d.	Delivery Type: 020 – Daily Rental

Dealer orders currently on hand or in the system that qualify for this program, and that have the appropriate processing options, can be amended only if they have not been released to production. This is the ordering dealer's responsibility.

Vehicles delivered to the DRFC’s drop ship sites must have the assigned DRFC code on the window label and the delivery receipt(s) must be checked to verify proper ownership of the vehicle. GM Customer Support should be contacted immediately regarding vehicles delivered to the wrong drop ship site to determine the appropriate course of action. Vehicles that were incorrectly delivered must not be placed into rental service. GM reserves the right to deny incentives on vehicles in rental service that have been incorrectly delivered and accepted or titled.

5.    COMPATIBLE INCENTIVES AND ALLOWANCE PROGRAMS:
Vehicles enrolled in the 2018 MY Daily Rental VN9 Purchase Program are not eligible for any other fleet/retail program, including, but not limited to, the Dealer Fleet Ordering Assistance Program (VQ) and any GM Dealer Rent A Car program(s).

FLEET CUSTOMERS (GM FAN HOLDERS)     YES/NO

2

Attachment 1P2

GENERAL	(MOB/MOC/R8L) N
GM MOBILITY	N
SALESPERSON/SALES MGR. INCENTIVES	N
CASH DIRECT MAILS/PRIVATE OFFERS/GENERAL	N
COUPONS/CERTIFICATES/NON-CASH VENDOR PROGRAMS	N
GM BUSINESS CARD	(UBD) N
CONSUMER CASH	N
DEALER CASH	N
BONUS CASH	N
OPTION PACKAGE DISCOUNTS	N

PRICING
PRICE PROTECTION/BONA FIDE SOLD ORDER	(PPT W/VX7) N
PRICE PROTECTION/ORDER DATE	(PRP) Y

ORDER/DELIVERY
FLEET ORDERING & ASSISTANCE	(VQ1/VQ2/VQ3) N
INTRANSIT INTEREST CREDIT	(C4C) Y

RENTAL
REPURCHASE	(VN9) Y
FLAT-RATE REPURCHASE	(YT1 THROUGH YT9) Y
RISK	(VX7) N
GM DEALER RENT-A-CAR	(FKR/FKL) N

GOVERNMENT
PSA/PURA/BID ASSISTANCE/CE	(R6D/PBP/PBS) N

FLEET/COMMERCIAL
NATIONAL FLEET PURCHASE PROGRAM	(FVX/FPP) N
RETAIL ALTERNATIVE	(CNC/CNE/CSE/CSR/CWE) N
SMALL FLEET APR ALTERNATIVE	(XMC) N
GM’S BUSINESS CUSTOMERS CHOICE	N
TRUCK STOCKING	(TSI) N
MOTOR HOME INCENTIVE	(R7Y) N
SCHOOL BUS/SHUTTLE BUS/AMBULANCE INCENTIVE	(R6H) N
RECREATIONAL VEHICLE INCENTIVE	(R6J) N
DEMO- LIGHT DUTY DEALER	(DEM/DEE) N
DEMO- LIGHT DUTY SVM	(DES) N
SIERRA FLEET PEG	(R7F/FLS) N
FLEET PREFERRED EQUIPMENT GROUPS	N
COMPETITIVE ASSISTANCE PROGRAMS	(CAP) N

6.    METHOD OF PAYMENT:
When a vehicle accepted under the Daily Rental Guaranteed Residual Program is sold at auction, the auction will direct the net sale proceeds to the DRFC owning the vehicle, or to an assignee approved by GM. Net sale proceeds are equal to the gross sales price less auction sales fees/expenses and less the transportation expense. The DRFC

3

Attachment 1P2

will receive the net sale proceeds within 2 business days after sale of the vehicle. As the case may be, the net sale proceeds will be forwarded either to the DRFC’s designated bank account or to the approved assignee of the DRFC. On a monthly basis, GM will process a true-up payment for each of the DRFC’s vehicles sold in the previous month. The true-up payment, calculated per vehicle, will be equal to the guaranteed purchase price less mileage and damage charges allowed under the program guidelines and less net sale proceeds already transmitted. (See Attachments 1C and 1D for more details regarding mileage and damage charges.) GM will process the true-up payment on the 5th business day of each month and transfer the funds via EFT to the DRFC on the 7th business day of each month. If the net sale proceeds of any vehicle exceeds the guaranteed purchase price less GM charges allowed under the program guidelines, then the DRFC will refund the excess to GM by either an offset against other GM true-up payments or by a direct payment based on a manual invoice prepared by GM. The DRFC shall pay the direct payment within five (5) business days of receiving the invoice.

DRFC and GM desire that correct payments be made to the DRFC by the auctions upon the sale of such vehicles. GM will review the net sales proceeds before they are released and will stop the release only to correct for misdirected funds. If funds are misdirected by an auction, GM will either make a correcting payment or a collection from the appropriate DRFC. The correction will be accomplished via invoicing and credit payment. As a convenience to the DRFC(s), GM will report the net sales proceeds on a daily, consolidated basis.

Buyback Provision. If a vehicle accepted under the Daily Rental Guaranteed Residual Program is unsold through the 90th day after acceptance, GM will transfer the vehicle from the Daily Rental Guaranteed Residual Program to the Daily Rental Acquisition Program on the 91st day, unless GM receives instructions from the DRFC to the contrary by the 89th day pursuant to the Turn In Standards and Procedures (Attachment 1B, Section VII-H – Other). Upon transfer to the Daily Rental Acquisition Program, GM will initiate payment to the DRFC owning the vehicle for the full guaranteed purchase price (less GM charges allowed under the program) within the BARS system. The DRFC will be paid in approximately 7 Business days. The DRFC will assign the title of such vehicle, or cause such title to be assigned, to GM on the 91st day after acceptance. GM will perform a weekly scan of the inventory with a run cycle to occur over the weekend to avoid mid-week program changes. If the number of vehicles in the Daily Rental Acquisition Program for any DRFC exceeds 3% of its total accepted inventory (“Excess Amount”), then GM will instruct the auctions not to transfer vehicle titles to GM for those vehicles until the DRFC has received payment from GM for those vehicles so that the Excess Amount is eliminated. Once the DRFC receives payment for those vehicles, GM will instruct the auctions to transfer title to GM for those returned vehicles. This metric (3%) will be calculated on a weekly basis concurrent with the scan of inventory.

Late Auction Fees. If a vehicle accepted under the Daily Rental Guaranteed Residual Program is unsold through the 25th day after acceptance, GM will begin to accrue $3.00 per day per vehicle to the DRFC starting on the 26th day. On the 61st day after acceptance, the rate will increase to $4.50 per day per vehicle until the vehicle is either sold or transferred to the Daily Rental Acquisition Program. Amounts accrued will be paid monthly with the true-up payment.

Hawaiian vehicles – Due to the extended transportation time for Hawaiian vehicles, Hawaiian vehicles will be segregated in the GM system. The transfer of Hawaiian vehicles from the Daily Rental Guaranteed Residual Program to the Daily Rental Acquisition Program will be implemented at 120 days vs. 90 for those vehicles and Late Auction Fees will begin accruing at $3.00 per day for vehicles in inventory over 56 days and at $4.50 per day for vehicles in inventory over 91 days.

For payment purposes, Monday through Friday are considered business days except for GM recognized holidays and other days GM is closed. GM does not staff or a process payment during any other period of time GM is closed. Payment processing will not resume until GM officially returns to work.

4

Attachment 1P2

7.    POLICY FOR CORRECTING VEHICLE IN-SERVICE DATES AND PROGRAM STATUS:
It is the responsibility of the DRFC to identify the In-Service Date and program status of all its vehicles and make any necessary corrections following the process described below. GM will make every reasonable effort to accommodate requests to rectify errors prior to the vehicle being grounded in RIMS. Changes will not be considered after the vehicle has a valid grounding record.

In-Service Date Corrections:
The GM In-Service Date is always the Expiration in Transit as shown on the invoice plus five (5) days. If vehicles are delivered more than 10 days past the GM In-Service Date, they qualify for an In-Service Date adjustment. Submit the VIN(s) in question with a copy of the signed delivery receipt to GM Rental Sales. The GM systems will be changed to show the delivery date as the new In-Service Date. All requests must be completed at least 15 days prior to submitting a grounding record to RIMS.

Changes in Program Status:
Vehicles can be moved from the tiered depreciation program to a flat rate program, or vice versa, if a request is submitted to GM Rental Sales at least 15 days prior to a valid grounding record being issued in RIMS for its affected vehicle(s) or by December 31, 2018, whichever is earlier. Vehicles may be moved upon verification and approval by GM. Vehicles will be invoice adjusted in BARS to reflect a change in program enrollment. BARS will electronically transmit an updated Enrollment Record to RIMS within three (3) business days acknowledging the change throughout all GM systems.

No changes will be considered on In-Service Vehicles outside of these guidelines.

8.    GENERAL PROGRAM GUIDELINES:

A.	GM defines a rental vehicle as:

a.
"The bona fide rental of a vehicle involving use and payment by a customer on an hourly, daily, weekly, or monthly basis. Usage of any such vehicle(s) by a customer for a period of four (4) consecutive months or longer shall be deemed to constitute leasing, and not rental, and will make the vehicle ineligible for incentives."

b.
If a Vehicle enrolled in the Daily Rental VN9 Purchase Program is found to be on rent (lease) to a customer in excess of the above guideline, or if the customer consecutively rents multiple enrolled vehicles for an aggregate term of four (4) or more months, all vehicles involved in such transactions will not be considered rental vehicles and will be ineligible for incentives. GM may audit the DRFC to ensure compliance with this guideline.

B.
All eligible vehicles must be delivered to the DRFC through a GM dealership or a qualified drop-ship location. Purchases or deliveries made through any other entity or at any other location(s) are ineligible for incentive payment(s).

C.
GM reserves the right to audit dealer records and disqualify any sales allowance in the event such sales do not meet the program requirements. All monies improperly paid will be charged back. Failure to comply with the program requirements may result in the dealer being disqualified for future participation in fleet programs and termination(s) of dealer sales and service agreement(s).

D.
Optional equipment and, in special circumstances, certain standard equipment can be added to or deleted from GM vehicles during the ordering and manufacturing process by DRFCs. It is the DRFC’s responsibility to ensure that actual vehicle content is properly disclosed to a buyer or transferee when disposing of a vehicle. DRFCs that use third party build specifications to promote the sale of their vehicles should be especially careful to ensure the accuracy of that data.

5

Attachment 1P2

E.
GM reserves the right to cancel, amend, revise, or revoke any program, at any time, based on its sole business judgment(s). Final decisions in all matters relative to the interpretation of any rule or phase of this activity rest solely with GM.

ANY QUESTIONS REGARDING THIS PROGRAM SHOULD BE DIRECTED TO THE CUSTOMER SUPPORT CENTER AT 1-800-FLEET OP.

6

Attachment 1R

GM
2018 MY DAILY RENTAL [REDACTED] PROGRAM

1.	PROGRAM NAME AND NUMBER:
2018 Model Year Daily Rental [REDACTED] Program for Daily Rental Fleet Customers (hereinafter “DRFC” or “DRFCs”)

2.	PROGRAM DESCRIPTION/RULES:
Vehicles eligible for the [REDACTED] program must be in rental service for a minimum of [REDACTED]. Eligible GM models are detailed in Attachment 3. It is the DRFC’s responsibility to maintain on file verification of the In-Service period for each vehicle. GM reserves the right to audit the DRFC to ensure compliance with this requirement. Excluded from the in-service period requirement would be [REDACTED].

All vehicle submissions must be [REDACTED] – (CA [REDACTED] File Format.) Once processed, these vehicles will be [REDACTED]. Any vehicle accepted for [REDACTED] that is subsequently returned to a GM Turn-In location will be subject to a [REDACTED] re-inspection fee. [REDACTED] submissions will be accepted through May 31, 2020.

DRFCs may post [REDACTED] However, such vehicles may be included in the [REDACTED] program subject to the other terms and conditions of this Program.

[REDACTED] No exceptions will be made, including but not limited to reasons of frame, fire or flood damage.

Vehicles previously turned-in and accepted by a GM-Sponsored Auction location [REDACTED].

Vehicles selected for [REDACTED] by the DRFC, which are not deemed [REDACTED] must have been used exclusively in the daily rental business and must comply with the terms and conditions set forth in GM's Daily Rental Purchase Program (Attachment 1) for the 2018 Model Year.

3.	OTHER PROGRAM GUIDELINES:
DRFC agrees to retain any documents or records relevant to Vehicles purchased under this program [REDACTED] under this program for two years after the close of this program. DRFC agrees to permit any designated representative of GM to examine, audit and take copies of any documents and records the DRFC is required to maintain under this program. The DRFC agrees to make such documents and records readily available at its facilities during regular business hours. GM agrees to furnish the DRFC with a list of any reproduced records.

GM reserves the right to cancel, amend, revise or revoke any program at any time based on its sole business judgment, except for [REDACTED]. Final decisions in all matters relative to the interpretation of any rule or phase of this activity rest solely with GM.

Attachment 1T

2017CY
Release and Settlement Date for True Up and Interest

Month/YR	Payment Register Transmission Date	Bank Account Settlement Date
JAN 17	Thu 1/5/17	Wed 1/11/17
FEB 17	Fri 2/3/17	Thu 2/9/17
MAR 17	Fri 3/3/17	Thu 3/9/17
APR 17	Tue 4/4/17	Tue 4/11/17
MAY 17	Tue 5/2/17	Tue 5/9/17
JUN 17	Tue 6/6/17	Fri 6/9/17
JUL 17	Thu 7/6/17	Wed 7/12/17
AUG 17	Thu 8/3/17	Wed 8/9/17
SEP 17	Tue 9/5/16	Tue 9/12/17
OCT 17	Thu 10/5/17	Wed 10/11/17
NOV 17	Fri 11/3/17	Thu 11/9/17
DEC 17	Tue 12/5/17	Mon 12/11/17

Attachment 2

GM
2018 MY RISK VX7 - NATIONAL FLEET RISK PURCHASE PROGRAM

1.	PROGRAM NAME AND NUMBER:
2018 Model Year National Fleet Risk Purchase Program for Daily Rental Fleet Customers
Program Code: VX7

2.	PROGRAM DESCRIPTION:
This program makes available to GM’s dealers and qualified Daily Rental Fleet Customers (hereinafter “DRFC” or “DRFCs”) allowances on select 2018 Model Year GM vehicles sold and delivered by authorized GM dealers to qualified DRFCs.

The following are not eligible for this program:
-    Preferred Equipment Group (P.E.G.)/Option package discounts
-     Recreational vehicles
-     Vehicles delivered from dealer inventory

A qualified DRFC must have a GM Fleet Account Number (GM FAN) to be eligible for any GM fleet incentive(s).

3.	PROGRAM START DATE/PROGRAM END DATE/IN SERVICE PERIOD:
Program Start Date:     Opening of 2018 Model Year ordering system
Program End Date:     When dealers are notified that 2018 Model Year fleet orders are no longer     being accepted by GM
In-service Period:    Minimum of at least 180 days. However, if a vehicle has been damaged beyond repair, due to fire, frame damage, theft, embezzled or     water damage, and documentation is available to support the condition, this requirement will be waived.

IMPORTANT - Acceptance of an order on any vehicle line does not constitute a commitment to build or to build within a specific time frame.

All vehicles, including non-returned vehicles, supplied by GM are subject to the export control laws and regulations of the United States and the DRFCs and dealers will comply with such laws and regulations.

4.	ELIGIBLE MODELS/REQUIRED OPTIONS FOR ORDER AND DELIVERY:
Eligible Models:
All new and unused 2018 GM models with the required minimum factory installed equipment levels specified and the processing options ordered for qualified DRFCs for use as daily rental vehicles which are sold and delivered by authorized GM dealers are eligible for the VX7 program. Eligible vehicles are required to comply with minimum factory installed equipment levels specified in the Minimum Equipment Guidelines (Attachment 2A - “MEG”).

GM up-fitted vehicles, with the exception of recreational vehicles, are eligible as long as:

a.	The vehicle was purchased directly from GM or from another dealer in the United States

b.	Title to the vehicle was retained by the franchised dealer through the point of sale

c.	Delivery to the ultimate fleet customer can be proven

Required Options for Order and Delivery:
Vehicles purchased under the 2018 Model Year National Fleet Risk Purchase Program must be ordered with VX7 and the appropriate DRFC code as stated in the agreement and will not be eligible for retail sale incentives. VX7 program incentive amounts are not available to dealers and are available only to DRFCs with an active GM contract. Vehicles ordered with option VX7 receive order date price protection (PRP).

All Orders must include the following:

a.	Valid GM FAN (Fleet Account Number)

b.	Option Codes: VX7 and DRFC code

c.	Order Type: FDR

d.	Delivery Type: 020 – Daily Rental (vehicle will be auto delivered if using a qualified FAN)

1

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000

Attachment 2

Dealer orders currently on hand or in the system that qualify for this program, and have the appropriate processing options, can be amended if they have not been released to production. This is the ordering dealer's responsibility.

Vehicles delivered to DRFC’s drop ship sites must have the DRFC’s code on the window label and the delivery receipt(s) must be checked to verify proper ownership of the vehicle. GM Customer Support should be contacted immediately regarding vehicles delivered to the wrong drop ship site to determine the appropriate course of action. Vehicles that were incorrectly delivered must not be placed into rental service. GM reserves the right to deny incentives on vehicles in rental service that have been incorrectly delivered and accepted, or titled.

5.	COMPATIBLE INCENTIVES & ALLOWANCE PROGRAMS:
Vehicles delivered to DRFCs in accordance with the delivery requirements set forth above may be eligible for the following other incentive programs. Because not all the programs listed below may be combined with each other, consult the guidelines of each program to determine its applicability. Programs not listed below would not be compatible unless the specific program guidelines indicate otherwise.

FLEET CUSTOMERS (GM FAN HOLDERS) YES/NO

2

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000

Attachment 2

GENERAL	(MOB/MOC/R8L) N
GM MOBILITY	N
SALESPERSON/SALES MGR. INCENTIVES	N
CASH DIRECT MAILS/PRIVATE OFFERS/GENERAL
COUPONS/CERTIFICATES/NON-CASH VENDOR PROGRAMS	N
GM BUSINESS CARD	(UBD) N
CONSUMER CASH	N
DEALER CASH	N
BONUS CASH	N
OPTION PACKAGE DISCOUNTS	N

PRICING
PRICE PROTECTION/BONA FIDE SOLD ORDER	(PPT W/VX7) N
PRICE PROTECTION/ORDER DATE	(PRP) Y

ORDER/DELIVERY
FLEET ORDERING & ASSISTANCE	(VQ1/VQ2/VQ3) Y
INTRANSIT INTEREST CREDIT	(C4C) Y

RENTAL
REPURCHASE	(VN9) N
FLAT-RATE REPURCHASE	(YT1 THROUGH YT9) N
RISK	(VX7) Y
GM DEALER RENT-A-CAR	(FKR/FKL) N

GOVERNMENT
PSA/PURA/BID ASSISTANCE/CE	(R6D/PBP/PBS) N

FLEET/COMMERCIAL
NATIONAL FLEET PURCHASE PROGRAM	(FVX/FPP) N
RETAIL ALTERNATIVE	(CNC/CNE/CSE/CSR/CWE) N
SMALL FLEET APR ALTERNATIVE	(XMC) N
GM’S BUSINESS CUSTOMERS CHOICE	N
TRUCK STOCKING	(TSI) N
MOTOR HOME INCENTIVE	(R7Y) N
SCHOOL BUS/SHUTTLE BUS/AMBULANCE INCENTIVE	(R6H) N
RECREATIONAL VEHICLE INCENTIVE	(R6J) N
DEMO- LIGHT DUTY DEALER	(DEM/DEE) N
DEMO- LIGHT DUTY SVM	(DES) N
SIERRA FLEET PEG	(R7F/FLS) N
FLEET PREFERRED EQUIPMENT GROUPS	N
COMPETITIVE ASSISTANCE PROGRAMS	(CAP) N

3

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000

Attachment 2

6.	GENERAL PROGRAM GUIDELINES:
B.GM defines a rental vehicle as:

a.
"The bona fide rental of a vehicle involving use and payment by a customer on an hourly, daily, weekly, or monthly basis. Usage of any such vehicle(s) by a customer for a period of four (4) consecutive months or longer shall be deemed to constitute leasing, and not rental, and will make the vehicle ineligible for purchase or other incentives."

b.
If a vehicle enrolled in the Daily Rental Purchase Program is found to be on-rent (lease) to a customer in excess of the above guideline, or if the customer consecutively rents multiple enrolled vehicles for an aggregate term of four (4) or more months, all vehicles involved in such transactions will not be considered rental vehicles and will be ineligible for purchase or incentives. GM may audit the DRFC to ensure compliance with this guideline.

C.
All eligible vehicles must be delivered to the DRFC through a GM dealership or a qualified drop-ship location. Purchases or deliveries made through any other entity or any other location(s) are ineligible for incentive payment(s).

D.
GM reserves the right to audit dealer records and disqualify any sales allowance in the event such sales do not meet the program requirements. All monies improperly paid will be charged back. Failure to comply with the program requirements may result in the dealer being disqualified for future participation in fleet programs and termination of dealer sales and service agreement(s).

E.
Optional equipment and, in special circumstances, certain standard equipment can be added to or deleted from GM vehicles during the ordering and manufacturing process by DRFCs. It is the DRFC’s responsibility to ensure that actual vehicle content is properly disclosed to a buyer or transferee when disposing of a vehicle. DRFCs that use third party build specifications to promote the sale of their vehicles should be especially careful to ensure the accuracy of that data.

F.
GM reserves the right to cancel, amend, revise or revoke any program, at any time, based on its sole business judgment(s). Final decisions in all matters relative to interpretation of any rule or phase of this activity rest solely with GM.

ANY QUESTIONS REGARDING THIS PROGRAM SHOULD BE DIRECTED TO THE CUSTOMER SUPPORT CENTER AT 1-800-FLEET OP.

4

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000

Attachment 2A

Risk Incentives for the 2018 Model Year
Trim Mix and Incentives by Model Code

Division	Vehicle Line	Model	Trim	Description	Trim %	Volume	Base Incentive
Cadillac	Escalade	6C15706	1SC	Cadillac Escalade 2WD 1/2 Ton SUV	[REDACTED]	[REDACTED]	[REDACTED]
Cadillac	Escalade			Model Total	[REDACTED]	[REDACTED]	[REDACTED]

Cadillac	Escalade ESV	6C15906	1SC	Cadillac Escalade ESV 2WD 1/2 Ton SUV	[REDACTED]	[REDACTED]	[REDACTED]
Cadillac	Escalade ESV			Model Total	[REDACTED]	[REDACTED]	[REDACTED]

Cadillac	XTS	6GC69	1SB	Cadillac XTS Luxury Sedan	[REDACTED]	[REDACTED]	[REDACTED]
Cadillac	XTS			Model Total	[REDACTED]	[REDACTED]	[REDACTED]

Chevrolet	Cruze	1BT69	1SD	Chevrolet Cruze LT Automatic Sedan	[REDACTED]	[REDACTED]	[REDACTED]
Chevrolet	Cruze			Model Total	[REDACTED]	[REDACTED]	[REDACTED]

Chevrolet	Corvette	1YY07	3LT	Chevrolet Corvette 3LT Coupe	[REDACTED]	[REDACTED]	[REDACTED]
Chevrolet	Corvette			Model Total	[REDACTED]	[REDACTED]	[REDACTED]

Chevrolet	Equinox New	1XR26	1LT	Chevrolet Equinox D2UC LT FWD Crossover	[REDACTED]	[REDACTED]	[REDACTED]

Chevrolet	Equinox New	1XY26	1LT	Chevrolet Equinox D2UC LT AWD Crossover	[REDACTED]	[REDACTED]	[REDACTED]
Chevrolet	Equinox New			Model Total	[REDACTED]	[REDACTED]	[REDACTED]

Chevrolet	Impala	1GZ69	2LZ	Chevrolet Impala LTZ Sedan	[REDACTED]	[REDACTED]	[REDACTED]
Chevrolet	Impala	1GY69	1LT	Chevrolet Impala LT/LT Eco Sedan	[REDACTED]	[REDACTED]	[REDACTED]
Chevrolet	Impala			Model Total	[REDACTED]	[REDACTED]	[REDACTED]

Chevrolet	Malibu	1ZD69	1LT	Chevrolet Malibu 1LT 1.5L Turbo Sedan	[REDACTED]	[REDACTED]	[REDACTED]
Chevrolet	Malibu			Model Total	[REDACTED]	[REDACTED]	[REDACTED]

Chevrolet	Suburban	CC15906	1LZ	Chevrolet Suburban Premier 2WD 1/2 Ton SUV	[REDACTED]	[REDACTED]	[REDACTED]
Chevrolet	Suburban	CK15906	1LZ	Chevrolet Suburban Premier 4X4 1/2 Ton SUV	[REDACTED]	[REDACTED]	[REDACTED]
Chevrolet	Suburban			Model Total	[REDACTED]	[REDACTED]	[REDACTED]

Chevrolet	Tahoe	CC15706	1LZ	Chevrolet Tahoe Premier 2WD 1/2 Ton SUV	[REDACTED]	[REDACTED]	[REDACTED]
Chevrolet	Tahoe	CK15706	1LZ	Chevrolet Tahoe Premier 4X4 1/2 Ton SUV	[REDACTED]	[REDACTED]	[REDACTED]
Chevrolet	Tahoe			Model Total	[REDACTED]	[REDACTED]	[REDACTED]

GMC	Acadia	TND26	4SA	GMC Acadia FWD SLT1 Crossover	[REDACTED]	[REDACTED]	[REDACTED]
GMC	Acadia	TNL26	4SA	GMC Acadia AWD SLT1 Crossover	[REDACTED]	[REDACTED]	[REDACTED]
GMC	Acadia			Model Total	[REDACTED]	[REDACTED]	[REDACTED]

GMC	Terrain New	TXM26	4SA	GMC Terrain SLT FWD Crossover	[REDACTED]	[REDACTED]	[REDACTED]
GMC	Terrain New	TXC26	4SA	GMC Terrain SLT AWD Crossover	[REDACTED]	[REDACTED]	[REDACTED]
GMC	Terrain New			Model Total	[REDACTED]	[REDACTED]	[REDACTED]

GMC	Yukon	TC15706	5SA	GMC Yukon 2WD 1/2 Ton Standard SUV	[REDACTED]	[REDACTED]	[REDACTED]
GMC	Yukon	TK15706	5SA	GMC Yukon 4x4 1/2 Ton Standard SUV	[REDACTED]	[REDACTED]	[REDACTED]
GMC	Yukon			Model Total	[REDACTED]	[REDACTED]	[REDACTED]

GMC	Yukon XL	TC15906	5SA	GMC Yukon 2WD 1/2 Ton XL SUV	[REDACTED]	[REDACTED]	[REDACTED]
GMC	Yukon XL	TK15906	5SA	GMC Yukon 4x4 1/2 Ton XL SUV	[REDACTED]	[REDACTED]	[REDACTED]
GMC	Yukon XL			Model Total	[REDACTED]	[REDACTED]	[REDACTED]
TOTAL					[REDACTED]	[REDACTED]	[REDACTED]
General Motors, LLC
By:	/s/ Edward J .Peper, Jr.
Name:	Edward J. Peper, Jr.
Title:	U.S. Vice President, Fleet and Commercial Sales

By:	/s/ Christopher T. Hatto
Name:	Christopher T. Hatto
Title:	CFO, Executive Director, U.S. Sales and Marketing Operations

Avis Budget Car Rental, LLC
By:	/s/ Michael Schmidt
Name:	Michael Schmidt
Title:	Senior Vice President, Fleet Services

Attachment 3
2018 Model Year Daily Rental Program
Volume Commitments and Incentives by Program

2017 MY Total Volume Summary
		VN9	VX7
		Repurchase	Risk	Total
Division	Model	-Units-	-Units-C5	-Units-
Buick	Enclave New	[REDACTED]	[REDACTED]	[REDACTED]
Buick	Envision	[REDACTED]	[REDACTED]	[REDACTED]
Buick	LaCrosse	[REDACTED]	[REDACTED]	[REDACTED]
Cadillac	Escalade	[REDACTED]	[REDACTED]	[REDACTED]
Cadillac	Escalade ESV	[REDACTED]	[REDACTED]	[REDACTED]
Cadillac	XT5	[REDACTED]	[REDACTED]	[REDACTED]
Cadillac	XTS	[REDACTED]	[REDACTED]	[REDACTED]
Chevrolet Car	Camaro Coupe	[REDACTED]	[REDACTED]	[REDACTED]
Chevrolet Car	Camaro Convertible	[REDACTED]	[REDACTED]	[REDACTED]
Chevrolet Car	Corvette	[REDACTED]	[REDACTED]	[REDACTED]
Chevrolet Car	Cruze	[REDACTED]	[REDACTED]	[REDACTED]
Chevrolet Car	Cruze Hatchback	[REDACTED]	[REDACTED]	[REDACTED]
Chevrolet Car	Impala	[REDACTED]	[REDACTED]	[REDACTED]
Chevrolet Car	Malibu	[REDACTED]	[REDACTED]	[REDACTED]
Chevrolet Truck	Equinox New	[REDACTED]	[REDACTED]	[REDACTED]
Chevrolet Truck	Express	[REDACTED]	[REDACTED]	[REDACTED]
Chevrolet Truck	Silverado LD Double	[REDACTED]	[REDACTED]	[REDACTED]
Chevrolet Truck	Suburban	[REDACTED]	[REDACTED]	[REDACTED]
Chevrolet Truck	Tahoe	[REDACTED]	[REDACTED]	[REDACTED]
Chevrolet Truck	Traverse New	[REDACTED]	[REDACTED]	[REDACTED]

GMC	Acadia	[REDACTED]	[REDACTED]	[REDACTED]
GMC	Terrain New	[REDACTED]	[REDACTED]	[REDACTED]
GMC	Yukon	[REDACTED]	[REDACTED]	[REDACTED]
GMC	Yukon XL	[REDACTED]	[REDACTED]	[REDACTED]
	Grand Total	[REDACTED]	[REDACTED]	[REDACTED]

General Motors, LLC
By:	/s/ Edward J .Peper, Jr.	Date: 10/23/17
Name:	Edward J. Peper, Jr.
Title:	U.S. Vice President, Fleet and Commercial Sales

By:	/s/ Christopher T. Hatto	Date: 10/24/17
Name:	Christopher T. Hatto
Title:	CFO, Executive Director, U.S. Sales and Marketing Operations

Avis Budget Car Rental, LLC
By:	/s/ Michael Schmidt	Date: 10/31/17
Name:	Michael Schmidt
Title:	Senior Vice President, Fleet Services

Attachment 3A

2018 MY TOTAL AVIS PRODUCTION TIMING

		2017	2017	2017	2017	2017	2017	2017	2017	17CY	2018	2018	2018	2018	2018	2018	2018	2018	18CY	TOTAL
	Brand	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	18MY	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	18MY	18MY

BUICK	Enclave New	[REDACTED]
Encore
Envision
LaCrosse
Regal New
CADILLAC	ATS
CT6
CTS
Escalade
Escalade ESV
XT5
XTS
CHEVY CAR	Camaro
Camaro Convertible
Corvette
Cruze
Cruze Hatchback
Impala
Malibu
Sonic
Spark

CHEVY TRUCK	Colorado	[REDACTED]
Equinox New
Express
Silverado LD Crew Cab
Silverado LD Double Cab
Silverado HD Double Cab
Suburban
Tahoe
Traverse New
Trax
GMC	Acadia
Canyon
Terrain New
Yukon
Yukon XL

Total

Attachment 4

2018 MODEL YEAR GM RENTAL INCENTIVE
PAYMENT TERMS AND CALENDAR

1.
GM will pay to the Daily Rental Fleet Customer (hereinafter “DRFC”) a pro rata portion of the matrix money on the fourth Thursday of the month following Vehicle delivery and receipt of an electronic media transmission to GM’s Remarketing Information System (RIMS) by the second Friday of the month. An electronic media transmission received after the second Friday of the month will be paid by the fourth Thursday of the following month. If the fourth Thursday is a banking holiday, funds will be received the next banking day. Application for this incentive must be made no later than December 31, 2018. A complete schedule of due dates and payment dates is detailed in this Attachment 4, Page 2.

2.
The agreed upon volume and mix requirements set forth in Attachment 3 and/or 2A are subject to adjustment upon receiving GM’s prior approval. Should GM agree to an adjustment, the changes will be reflected on a quarterly basis and a revision to Attachment 3 and/or 2A will be issued and signed by both parties. Actual approved volumes and contractually stated volumes can vary based on the timing of contractual updates. Any payments received prior to attaining the required volume will be returnable to GM at the close of the model year should the volume not be attained. At GM’s discretion, any pro rata monthly payment processed in error on volume not approved by GM will be charged back through the DRFC’s open account during the following month.

3.
It is understood that the payment of the per unit amount due to the DRFC is based upon achieving the agreed upon volume and mix requirements set forth in Attachment 3 and/or 2A. In the event that the required number of vehicles at the agreed upon mix is not achieved, all payments made by GM will be reimbursed by the DRFC to GM on demand. Such reimbursement will be GM’s sole remedy for the DRFC’s failure to purchase or lease the agreed upon number of vehicles. The DRFC shall be liable for such reimbursement.

1

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000
2018 MY Rental Agreement, Attachment 4

Attachment 4

2018 MODEL YEAR GM RENTAL INCENTIVE
PAYMENT TERMS AND CALENDAR

2

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000
2018 MY Rental Agreement, Attachment 4